April [___], 1998




To the Stockholders of ANICOM, INC.:


You are cordially invited to attend the Annual Meeting of Stockholders of Anicom, Inc. to be held at Harris Trust & Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603, on Wednesday, May 20, 1998 at 2:00 p.m., local time.

The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the Annual Meeting, which includes the election of three directors of the Company, the approval of an amendment to the Company's Restated Certificate of Incorporation to increase the total authorized common stock, the ratification of increases to the number of shares available under the Company's 1996 Stock Incentive Plan and the Directors Option Plan and the adoption of an associate stock purchase plan.

Directors and officers of the Company will be present to help host the Annual Meeting and to respond to any questions that our stockholders may have. By attending the Annual Meeting, you will have an opportunity to hear the plans for our Company's future, to meet your officers and directors and to participate in the business of the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please date, sign and mail the enclosed Proxy promptly.

We look forward to seeing you on May 20, 1998.



Sincerely,


/s/  ALAN B. ANIXTER                    /s/  SCOTT C. ANIXTER

ALAN B. ANIXTER                         SCOTT C. ANIXTER
Chairman of the Board                   Chairman and Chief Executive Officer

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 20, 1998

                           ---------------------------


To the Stockholders of
Anicom, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the "Annual Meeting") of Anicom, Inc. (the "Company") will be held at Harris Trust & Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603, on Wednesday, May 20, 1998 at 2:00 p.m., local time. A Proxy and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the following purposes:

     (1) To elect three directors of the Company.

     (2) To amend the Company's Restated Certificate of Incorporation to provide for an increase in the total authorized shares of the Company's Common Stock.

     (3) To approve an amendment to the Anicom, Inc. 1996 Stock Incentive Plan.

     (4) To approve an amendment to the Anicom, Inc. Amended and Restated Directors Option Plan.

     (5) To adopt the Anicom, Inc. 1998 Associate Stock Purchase Plan.

     (6) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The close of business on April 6, 1998 has been fixed as the record date for determining stockholders entitled to notice of, and to vote, at the Annual Meeting or any adjournments thereof. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder during ordinary business hours at the offices of Harris Trust & Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603.

     Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

                         By Order of the Board of Directors,

                         /s/  DAVID R. SHEVITZ
                         David R. Shevitz
                         Corporate Secretary
Rosemont, Illinois
April [___], 1998

       STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING
           IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE
               ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  Anicom, Inc.
                              6133 North River Road
                                   Suite 1000
                            Rosemont, Illinois 60018
                                 (847) 518-8700

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 20, 1998


         The accompanying Proxy is solicited by the Board of Directors of Anicom, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 20, 1998, or at any adjournments thereof (the "Annual Meeting"). Giving the Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and to vote in person. The approximate date on which this Proxy Statement and the accompanying Proxy will be mailed or otherwise delivered to stockholders is April [___], 1998.

         A Proxy in the accompanying form which is properly signed, dated, returned and not revoked will be voted in accordance with the instructions contained therein. Unless authority to vote for the election of directors (or for any nominee) is withheld, Proxies will be voted for the directors proposed by the Board, and, if no contrary instructions are given, Proxies will be voted for approval of each of the remaining items on the Proxy. Discretionary authority is provided in the Proxy as to any matters not specifically referred to therein. Management is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, it is understood that the Proxy holder or holders are fully authorized to vote thereon in accordance with his or their judgment and discretion.

         The Company's Annual Report to Stockholders for the year ended December 31, 1997, containing financial and other information pertaining to the Company, is enclosed with this Proxy Statement. However, the Annual Report to Stockholders does not constitute a part of this Proxy Statement.

         The Proxy may be revoked at any time before it is exercised by providing written notice of such revocation to Anicom, Inc., 6133 North River Road, Suite 1000, Rosemont, Illinois 60018, Attn: Corporate Secretary. The Proxy also may be revoked by the attendance and voting by a stockholder at the Annual Meeting or by the execution and delivery to the Company of a Proxy dated subsequent to a prior Proxy.


                       RECORD DATE AND OUTSTANDING SHARES
         The Board of Directors has fixed the close of business on April 6, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of March 16, 1998, there were outstanding 23,294,408 shares of Common Stock. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held by such person with respect to each matter (including election of directors) to be voted on at the Annual Meeting.

                                  REQUIRED VOTE
         A plurality of the shares voted in person or by proxy is required to elect the nominees for directors. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the amendment to the Company's Restated Certificate of Incorporation. The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon that are present in person or by proxy at the Annual Meeting is required to approve the amendment to the Anicom, Inc. 1996 Stock Incentive Plan (the "1996 Stock Incentive Plan"), the amendment to the Amended and Restated Anicom, Inc. 1995 Directors Stock Option Plan (the "Directors Option Plan") and the adoption of the Anicom, Inc. 1998 Associate Stock Purchase Plan (the "Stock Purchase Plan"). Stockholders will not be allowed to cumulate their votes in the election of directors.


                    QUORUM; ABSTENTIONS AND BROKER NON-VOTES
         The required quorum for the transaction of business at the Annual Meeting will be a majority of the shares of Common Stock issued and outstanding on the Record Date. Abstentions and broker non- votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the amendment to the Company's Restated Certificate of Incorporation. Abstentions will be considered present and entitled to vote with respect to the proposals to approve the amendments to the 1996 Stock Incentive Plan, to the Directors Option Plan and to the Stock Purchase Plan and will have the same effect as votes against such proposal; broker non- votes will not be considered present and entitled to vote with respect to such proposals and will have no effect on the voting on such proposals. Neither abstentions nor broker non-votes will have any effect on the voting on the proposal to elect directors.

                                     PROXIES
         Scott C. Anixter and Donald C. Welchko, the persons named as proxies on the Proxy accompanying this Proxy Statement, have been selected by the Board of Directors of the Company to serve in such capacity. Messrs. Anixter and Welchko are both directors of the Company. Each executed and returned Proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such Proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement.


                              ELECTION OF DIRECTORS
                                  (Proposal 1)

         The Restated Certificate of Incorporation of the Company provides that the members of the Board of Directors shall be divided into three classes of directors. As specified in the Restated Certificate of Incorporation of the Company, the initial term of the Class I directors expired at the 1996 annual meeting of shareholders, the initial term of the Class II directors expired at the 1997 annual meeting of stockholders and the initial term of the Class III directors expires at the 1998 annual meeting of stockholders. The Restated
Certificate of Incorporation of the Company provides that, at each annual meeting of stockholders thereafter, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. The term of the directors in Class III expires with this Annual Meeting.

         The persons named in the enclosed form of Proxy, unless otherwise directed therein, intend to vote such Proxy FOR the election of the nominees named below as director for the term specified. If the nominees become unavailable for any reason, the persons named in the form of Proxy are expected to consult with management of the Company in voting the shares represented by them. Management has no reason to believe that the nominees will be unavailable or unwilling to serve if elected to office. To the knowledge of management, the nominees intend to serve the term for which election is sought.

         The Board of Directors has nominated three persons for election as director in Class III at this Annual Meeting, to serve for a three-year term expiring at the annual meeting of stockholders in 2001 or until his or her successor is elected and qualified. The nominees are currently serving as directors and have consented to serve for a new term.

Nominees for Election as Directors
         The following persons, if elected at the Annual Meeting, will serve as directors until the earlier of the 2001 annual meeting of stockholders or until their successors are duly elected and qualified:

              Name                 Age    Position With the Company and Principal Occupation   Director Since
--------------------------------   ----   --------------------------------------------------   ---------------
Alan B. Anixter(1)..............    77    Chairman of the Board and Director                        1993
William R. Anixter(2)...........    74    Director; President of Chama Resources, Inc.              1994
Ira J. Kaufman..................    70    Director; Senior Managing Director of Mesirow             1994
                                          Financial, Inc.

------------------

(1) Alan B. Anixter currently serves as as director in Class II. However, Robert Brzustewicz Sr., who is currently a director in Class III, has chosen not to stand for re-election. Accordingly the Board of Directors has nominated Alan B. Annixter for election as director in Class III (the class in which Mr. Brzustewicz served as a director) to more equally apportion the directors among the classes in accordance with the Company's Certificate of Incorporation.
(2) Member of the Compensation Committee and the Audit Committee.

         Alan B. Anixter has been Chairman of the Board and a Director of the Company since July 1993. Mr. Anixter served as Chairman and Chief Financial Officer of A-Z Anicom, Inc., a predecessor to the Company (the "Predecessor Corporation"), from July 1991 to June 1993. Mr. Anixter was the co-founder and Chairman of Anixter Bros., Inc., an international specialist in the distribution of wire, cable and related products, and served as the Chairman of Anixter Bros., Inc. until 1988. In 1989, Mr. Anixter founded Alanburt, Inc., a management advisory firm, for which he continues to serve as President. Mr. Anixter is the father of Scott C. Anixter and the brother of William R. Anixter.

         William R. Anixter has served as a Director of the Company since December 28, 1994. Mr. Anixter was the co-founder and Vice-Chairman of Anixter Bros., Inc., an international specialist in the distribution of wire, cable, fiber optics and related network products, and served as the Vice-Chairman of Anixter Bros., Inc. until 1987. Since 1989, Mr. Anixter has served as President of Chama Resources, Inc., a real estate management company located in Albuquerque, New Mexico. Mr. Anixter is the brother of Alan B. Anixter.

         Ira J. Kaufman has served as a Director of the Company since December 28, 1994. In September 1995, Mr. Kaufman joined Mesirow Financial, Inc., a securities broker-dealer located in Chicago, Illinois, as Senior Managing Director. From April 1990 to September 1995, Mr. Kaufman served as Chairman of the Board Emeritus, and was employed by Rodman & Renshaw, Inc., a securities broker-dealer and commodities futures commission merchant located in Chicago, Illinois. From prior to January 1989 until April 1990, Mr. Kaufman served as Chairman of the Board and Chief Executive Officer of Rodman & Renshaw, Inc. Prior to that time, Mr. Kaufman served as Chairman of the Board and Chief Executive Officer of Exchange National Bank in Chicago, Illinois. Mr. Kaufman has served as a Director of American Ecology, a chemical and nuclear waste company located in Houston, Texas, since May 1995, as a Director of First Eagle National Bank, an independent national bank located in Hanover Park, Illinois, since September 1993, and as a Director of Wells-Gardner Electronics Corporation, a video monitor manufacturing company located in Chicago, Illinois, since February 1997.

Other Directors
         The following persons will continue as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

                                                                                                Class and Year In
                                       Position With the Company and Principal       Director    Which Term Will
          Name               Age                      Occupation                      Since          Expire
-------------------------   -----   --------------------------------------------     -------   -------------------

Scott C. Anixter.........    49     Chairman, Chief Executive Officer and             1993        Class I  1999
                                    Director
Carl E. Putnam...........    49     President, Chief Operating Officer and            1994        Class I  1999
                                    Director
Donald C. Welchko(1).....    43     Vice President, Chief Financial Officer and       1995        Class II 2000
                                    Director
Peter H. Huizenga........    59     Director; President of Huizenga Capital           1997        Class I  1999
                                    Management
Thomas J. Reiman.........    48     Senior Vice President-Public Policy,              1997        Class II 2000
                                    Ameritech
Michael Segal(1)(2)......    55     President and CEO, Near North Insurance           1994        Class II 2000
                                    Brokerage, Inc.
Lee B. Stern(2)..........    71     Director; President of LBS Co.                    1994        Class I  1999

------------------

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

         Scott C. Anixter has been Chairman, Chief Executive Officer and a Director of the Company since July 1993. In July 1991, Mr. Anixter founded the Predecessor Corporation and served as its President and Chief Executive Officer until April 1992. In April 1992, A-Z Industries, Inc., a distributor of wire and cable that was controlled by James R. Anixter, the son of Alan B. Anixter and the brother of Scott C. Anixter, was merged into the Predecessor Corporation. From April 1992 to June 1993, Scott Anixter served as Vice President and Chief Operating Officer of the Predecessor Corporation. From 1989 to July 1991, Mr. Anixter was an Officer and Director of Alanburt, Inc., a management advisory firm. Mr. Anixter is the son of Alan B. Anixter.

         Carl E. Putnam has served as President and Chief Operating Officer of the Company since July 1993 and was named a Director of the Company in December 1994. Mr. Putnam served as Executive Vice President of the Predecessor Corporation from July 1991 to June 1993. Mr. Putnam spent 15 years at Anixter Bros., Inc. where he last served as a Regional Vice President.

         Donald C. Welchko has served as Vice President, Chief Financial Officer and a Director of the Company since January 1995. From 1986 to December 1994, Mr. Welchko served as a Vice President-- Corporate Lending of Harris Trust and Savings Bank. Mr. Welchko previously served as a Vice President--Cash Management of Harris Trust and Savings Bank.

         Peter H. Huizenga is the President of Huizenga Capital Management, an equity investment company. Until May 1997, Mr. Huizenga was a director of Waste Management, Inc. (NYSE:WMX), a company he co-founded in 1968. He is also Of Counsel for the law firm of Hlustik, Huizenga, Williams & Vander Woude Ltd.

         Thomas J. Reiman has served as a Director of the Company since June 1997. Mr. Reiman has been Senior Vice President of Public Policy for Ameritech since October 1997 after serving as Ameritech's Senior Vice President of State and Government Affairs. He has served in various executive capacities for Ameritech since 1994. From 1992 to 1994, Mr. Reiman was the President of Indiana Bell.

         Michael Segal has served as a Director of the Company since December 28, 1994. Since 1969, Mr. Segal has been the President and Chief Executive Officer of Near North Insurance Brokerage, Inc., an insurance brokerage firm located in Chicago, Illinois.

         Lee B. Stern has served as a Director of the Company since December 28, 1994. Since December 1992, Mr. Stern has served as the President of LBS Co., the general partner of LBS Limited Partners, a member firm of the Chicago Board of Trade. From January 1970 to December 1992, Mr. Stern served as President of Lee
B. Stern & Co., Ltd., a commodities futures commission merchant clearing member of both the Chicago Board of Trade and the Chicago Mercantile Exchange. Mr. Stern has been a member of the Chicago Board of Trade since 1949 and a member of the Chicago Mercantile Exchange since 1963. Since 1982, Mr. Stern has been a director of AAR Corp., a leading supplier of products and services for the aviation industry, headquartered in Wood Dale, Illinois. Mr. Stern was the founder of the Chicago Sting professional soccer team and has been a limited partner and a director of the Chicago White Sox professional baseball team since 1976.

Meetings and Committees of the Board of Directors
         During 1997, the total number of meetings of the Board of Directors was eight. During the last full fiscal year, each Director attended at least 75% of the aggregate total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

         The Board of Directors has an Audit Committee currently composed of Donald C. Welchko, William R. Anixter and Michael Segal. The Audit Committee met on one occasion during 1997. The Audit Committee generally has responsibility for recommending independent accountants to the Board for selection, reviewing the plan and scope of the accountants' audit, reviewing the Company's audit and control functions and reporting to the full Board of Directors regarding all of the foregoing.

         The Board of Directors established a Compensation Committee in March 1997. The Compensation Committee, which is composed of William Anixter, Lee Stern and Michael Segal, has responsibility for reviewing with management the overall compensation policies to be followed by the

Company, establishing the compensation of the Company's executive officers, and preparing the report of the Compensation Committee for the Company's Proxy Statement in 1998 and in future years.

         The Company does not have a Nominating Committee.

Compensation of Directors
         During 1997 and in future years, members of the Board of Directors who were not also employees or consultants of the Company received, or will receive, options to purchase 1,000 shares of Common Stock for each meeting they attend pursuant to the Directors Option Plan. Non-employee directors also receive annual grants of options to purchase 10,000 shares of Common Stock under the Directors Option Plan.


                  EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
         The following person is an executive officer of the Company who is not identified in the tables entitled "Election of Directors - Nominees for Election as Directors" and "Election of Directors - Other Directors," above.


            Name                   Age                Position
-----------------------------    -------    --------------------------------

Robert L. Swanson............      49       Senior Executive Vice President



         Robert L. Swanson was named a Senior Executive Vice President of the Company in March 1996. Prior to that time, he served as Executive Vice President of the Company since July 1993. Mr. Swanson served as Vice President--Sales of the Predecessor Corporation from July 1991 to June 1993.


Compliance with Section 16(a) of The Securities Exchange Act of 1934
         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers, directors and persons who beneficially own more than ten percent (10%) of the Company's stock ("Reporting Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and Nasdaq. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to Reporting Persons were complied with.

                             EXECUTIVE COMPENSATION
         The following table provides information concerning the annual and other compensation for services in all capacities to the Company for the last three fiscal years of those persons who were at December 31, 1997 (i) the Chief Executive Officer and (ii) the other four most highly compensated (combined salary and bonus) executive officers of the Company whose total annual salary and bonus equalled or exceeded $100,000 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                               Long Term
                                                                                             Compensation
                                                                                           -----------------
                                                         Annual Compensation                    Awards
                                              ------------------------------------------   -----------------
                                                                                              Securities          All Other
                                                Salary       Bonus       Other Annual         Underlying        Compensation
    Name and principal position       Year       ($)          ($)        Compensation       Options (#)(1)           ($)
-----------------------------------   -----   ----------   ----------  -----------------   -----------------  -----------------

Scott C. Anixter                      1997       300,000       72,500             43,070        100,000                   2,875
  Chairman and Chief Executive        1996       240,000       27,500(3)          38,110        225,000                   2,500
  Officer(2)                          1995       150,000       10,000                ---          ---                     1,500

Carl E. Putnam                        1997       260,000       75,000                           100,000                   2,600
  President and Chief Operating       1996       220,000       25,000(3)             ---        125,000                   6,215
  Officer(4)                          1995       138,000       12,000                ---         60,000                   5,266

Robert Brzustewicz, Sr.               1997       240,000          ---                ---        300,000                     ---
  Senior Executive Vice               1996       192,658          ---
  President(5)

Glen M. Nast                          1997       200,000          ---                ---          5,000                   1,935
  Senior Executive Vice               1996       160,548                                                                  1,500
  President(6)

Donald C. Welchko                     1997       170,000       75,000                            75,000                   1,700
  Vice President and Chief            1996       150,000       25,000(3)             ---         81,000                   1,550
  Financial Officer(7)                1995       110,000       14,000                ---         24,000                   1,100

------------------

(1) During 1996, the Company declared and paid a 100% stock dividend effected in the form of a two-for-one stock split. The number of securities underlying options granted during each year has been adjusted to reflect the stock dividend.
(2) "Other Annual Compensation" includes $15,500, $14,000 and $13,900 which are attributable to club fees paid by the Company in 1997, 1996 and 1995, respectively, and $15,000 which represents amounts paid by the Company for a car allowance in 1996. "All Other Compensation" includes $2,875, $2,500 and $1,500 in Company matching contributions to the Company's 401(k) Plan in 1997, 1996 and 1995, respectively. The Company and Mr. Anixter have entered into an employment agreement under which Mr. Anixter will receive an annual base salary of $360,000 in 1998. See "Employment Agreements."
(3) The bonuses for 1996 for each of Messrs. Anixter, Putnam and Welchko were paid in January 1997 based upon 1996 performance, but which were subject to being employed for the full year of 1997.
(4) "All Other Compensation" includes $4,095 and $3,886 for premiums paid by the Company for Mr. Putnam on life and disability insurance policies in 1996 and 1995, respectively and $2,600, $2,120 and $1,380 in Company matching contributions to the Company's 401(k) Plan in 1997, 1996 and 1995, respectively. The Company and Mr. Putnam have entered into an employment agreement under which Mr. Putnam will receive an annual base salary of $312,000 in 1998. See "Employment Agreements."
(5) Effective April 1998, the Company and Mr. Brzustewicz entered into an agreement accelerating the the expiration of Mr. Brzustewicz' employment with the Company. See "Certain Transactions."



                                        7




(6) "All Other Compensation" includes $1,935 and $1,500 in Company matching contributions to the Company's 401(k) Plan in 1997. Effective April 1998, the Company and Mr. Nast entered into an agreement accelerating the expiration of Mr. Nast's employment with the Company. See "Certain Transactions."
(7) "All Other Compensation" includes $1,700, $1,550 and $1,100 in Company matching contributions to the Company's 401(k) Plan in 1997, 1996 and 1995, respectively. The Company and Mr. Welchko have entered into an employment agreement under which Mr. Welchko will receive an annual base salary of $204,000 in 1998. See "Employment Agreements."

Option Grants in 1997
         The following table provides information on grants of stock options in 1997 to the Named Officers pursuant to the Second Amended and Restated Anicom, Inc. 1995 Stock Incentive Plan (the "1995 Stock Incentive Plan") or the 1996 Stock Incentive Plan. No stock appreciation rights were granted by the Company in 1997.

                                                 OPTION GRANTS IN 1997


                                                                                             Potential Realizable Value at
                               Number of                                                        Assumed Annual Rates of
                                Shares       Percent of Total                                 Stock Price Appreciation for
                              Underlying     Options Granted    Exercise or                         Option Terms (2)
                                Options      to Employees In     Base Price   Expiration     -----------------------------
           Name              Granted (#)(1)    Fiscal Year       ($/Sh)(1)       Date            5% ($)           10% ($)
--------------------------   -------------   ---------------  --------------  ----------     ------------      -----------

Scott C. Anixter..........    100,000(2)             18.35%        $ 14.625    11/07/07           919,758        2,330,848
Carl E. Putnam............    100,000(2)             18.35           14.625    11/07/07           919,758        2,330,848
Robert Brzustewicz, Sr....        --                  --              --          --                 --               --
Glen M. Nast..............        --                  --              --          --                 --               --
Donald C. Welchko.........     75,000(2)             13.76           14.625    11/07/07           689,818        1,748,136

------------------

(1) Potential realizable value is presented net of the option exercise price but before any Federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercise are dependent on the future performance of the Common Stock, as well as the option holder's continued employment throughout the vesting period. The amounts reflected in the table may not necessarily be achieved.
(2) These Options become exercisable in five equal annual increments, beginning on November 7, 1998, the first anniversary of the date of grant.

Year-End 1997 Option Values
         The following table provides information on the Named Officers' unexercised options at December 31, 1997. All such options were granted under either the Second Amended and Restated Anicom, Inc. 1995 Stock Incentive Plan (the "1995 Stock Incentive Plan") or the 1996 Stock Incentive Plan.

YEAR-END 1997 OPTION VALUES

                                                     Numbers of Shares              Value of Unexercised
                                                   Underlying Unexercised           In-the-Money Options
                                                    Options at 12/31/97             at Fiscal Year End(1)
                                                 -------------------------      -----------------------------
                    Name                         Exercisable/Unexercisable        Exercisable/Unexercisable
---------------------------------------------    -------------------------      -----------------------------
Scott C. Anixter.............................         45,000/280,000                  $320,625/$1,282,500
Carl E. Putnam...............................         50,400/228,600                   405,600/1,149,100
Robert Brzustewicz, Sr.......................        100,000/200,000                   968,750/1,937,500
Glen M. Nast.................................          1,000/4,000                       7,125/28,500
Donald C. Welchko............................         25,800/154,200                   262,725/699,150

----------------

(1) The value of the "in-the-money" options represents the difference between the exercise price of such options and $15.875, the closing sale price of the Common Stock on December 31, 1997.

Employment Agreements
         The Company has entered into  employment  agreements with each of Scott
C. Anixter, Carl E. Putnam, Robert L. Swanson and Donald C. Welchko. Each of Mr. Anixter's, Mr. Putnam's, Mr. Swanson's and Mr. Welchko's employment agreements contains non-competition and non-solicitation provisions commencing on the date of the employment agreement and ending two years after termination of employment (unless such termination occurs following a change in control). In the event of a change in control, the employment agreements provide for severance payments to such employees. A "change in control" of the Company is triggered upon the acquisition by any individual, entity or group of a stated percentage of the then outstanding shares of Common Stock of the Company (30% with respect to Mr. Anixter, 50% with respect to Messrs. Putnam, Swanson and Welchko), the approval by the stockholders of certain specified types of corporate transactions or business combinations, or the replacement of a majority of the incumbent Board of Directors.

         Following a change in control of the Company, if (i) during the next 24 months, Mr. Anixter's employment with the Company is terminated by either Mr. Anixter or the Company for any reason, or (ii) at any time Mr. Anixter's employment with the Company is terminated by him for good reason or by the Company without cause, the Company is obligated to pay Mr. Anixter the greater of (i) $1,000,000 or (ii) three times Mr. Anixter's average annual compensation during each of the five full fiscal years immediately prior to the date of termination of employment. In the event of a change in control, if (i) during the next 24 months, Mr. Anixter's employment with the Company is terminated for any reason or (ii) at any time his employment is terminated by him with good reason or by the Company without cause, Mr. Anixter will have the option of extending the non-competition and non-solicitation provisions for two years following termination for additional consideration in an amount equal to two times his highest annual compensation during any of the five full fiscal years immediately prior to termination of employment.

         In the event of a change in control, if either Mr. Putnam's, Mr. Swanson's, or Mr. Welchko's employment with the Company is terminated by such employee for good reason or by the Company without cause during the next 36 months, the Company is obligated to pay such employee a lump sum cash payment equal to the greater of (i) $1,000,000 for Mr. Putnam, $500,000 for Mr. Swanson, $750,000 for Mr. Welchko, or (ii) three times such employee's average annual compensation during each of the five full fiscal years immediately prior to the date of termination of employment. In addition, following a change in control, if either Mr. Putnam, Mr. Swanson or Mr. Welchko terminates employment with the Company without good reason during the next 6 months, the Company shall pay to such employee an amount equal to 20% of the amount described in the prior sentence. Following a change in control, if either Mr. Putnam's, Mr. Swanson's, or Mr. Welchko's employment with the Company is terminated by such employee for good reason or by the Company without cause during the next 36 months, such employee will have the option of extending the non-competition and non-solicitation provisions for an additional term of two years for additional consideration in an amount equal to two times the highest annual compensation during any of the five full fiscal years immediately prior to termination of employment. Messrs. Anixter, Putnam, Swanson and Welchko also are entitled to gross-up payments to the extent that the payments described above are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. The aggregate base salary paid to Messrs. Anixter, Putnam, Swanson and Welchko in 1997 was $870,000 and the aggregate base salary to be paid to them in 1998 is $1,026,000.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
         Historically, annual compensation and bonuses for the Company's executive officers (other than the Chief Executive Officer) have been determined by the Company's Chief Executive Officer in consultation with the Board of Directors due to the relatively small number of executive officers and the Chief Executive Officer's personal knowledge of the relative performance and responsibilities of each executive officer. The annual compensation and bonuses for the Company's Chief Executive Officer have been subject to the review and approval of the Board of Directors. Option grants to all executive officers have been determined by the Option Committee under the Stock Incentive Plan. Executive compensation for the Company's executive officers in 1996 was established in this manner.

         In March 1997, the Board of Directors established a Compensation Committee, composed of William Anixter, Lee Stern and Michael Segal. The
Compensation Committee has responsibility for reviewing with management the overall compensation policies to be followed by the Company, establishing the compensation of the Company's executive officers, and preparing the report of the Compensation Committee for the Company's Proxy Statement.

         The compensation policy of the Company has been, and will remain, to provide a total compensation package that attracts and retains quality individuals that possess the extent of industry experience necessary for the Company to continue to maintain strong relationships with major vendors and customers and to implement the Company's integrated growth strategy. The executive compensation program is intended to recognize individual contribution to corporate performance and to increases in stockholder value.

Base Compensation
         Individual  base  compensation   levels  for  executive   officers  are
established based upon a variety of factors, including the particular executive's scope of responsibilities, tenure with the Company and industry experience, and attainment of performance goals in recent years. In 1997, the
Company reviewed the total compensation package of executives in companies representative of those with which it competes for executive talent. Based upon its review, the Compensation Committee believes that the current base compensation levels of executive officers of the Company are comparable to the market. The "market" refers to companies against which the Company believes it competes for executive talent and is not limited to companies that specialize in the sale and distribution of communications related wire, cable, fiber optics and computer network and connectivity products.

Bonuses
         Individual bonuses for each year are determined based upon an evaluation of individual performance during the prior year as compared to such person's performance goals. Generally, performance criteria are established by the Company's Chief Executive Officer in consultation with the other executive officers. The performance goals for each officer take into account a wide range of departmental and company-wide objectives. For 1997, the Compensation Committee considered, among other things, the Company's successful integration of a number of acquired companies in 1997, the Company's realization of strong internal growth, the prospects for the contribution of further transactions anticipated for the fourth quarter of 1997, the completion of the private equity financing in May 1997 and the subsequent conversion of all of the preferred stock from such placement within four months of closing, the private placement in December 1997, the increase of the Company's credit facility while reducing its interest rate and a variety of operational improvements implemented in 1997.

Stock Options
         The Company currently has in place two stock incentive plans: The 1995 Stock Incentive Plan and the 1996 Stock Incentive Plan. The purpose of each of the plans is to promote the overall financial objectives of the Company and its stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in the Company and to retain the association of these individuals. Each of the executive officers of the Company is eligible to participate in each of these plans. Each of these plans is administered by the Compensation Committee which consists of William Anixter, Michael Segal and Lee Stern. The Compensation Committee considered the factors outlined above under the caption "Bonuses" in approving the grant of options to purchase the following number of shares to each of the Named Officers: Scott C. Anixter - 100,000 shares; Carl E. Putnam - 100,000 shares; and Donald C.
Welchko - 75,000 shares.

Compensation of the Chief Executive Officer
         Base compensation for the Company's Chief Executive Officer, Scott C. Anixter, in 1997 was determined by the Board of Directors. In 1997, Mr. Anixter's base compensation was $300,000, as compared to $240,000 in 1996. This increase was determined based upon the significant growth experienced by the Company and based upon an evaluation of the Chief Executive Officer's contribution to achieving such growth. Mr. Anixter's 1997 bonus and option grants, as well as his 1998 base compensation, were established by the Compensation Committee. As with the other executive officers of the Company, Mr. Anixter's performance based compensation consisted of a combination of stock option grants and a cash bonus determined based upon an evaluation of his contribution to the Company's growth and performance in 1997.

Section 162(m)
         The Board of Directors currently intends for all compensation paid to executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code provides that compensation paid to executive officers in excess of $1 million cannot be deducted by the Company for federal income tax purposes unless, in general, such compensation is performance based, is established by an independent committee of directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders. The requirements of Section 162(m) of the Code, however, are uncertain at this time and, the Company believes, arbitrary and inflexible. In the future, the Board of Directors may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) of the Code if, in the Board of Directors' judgment, after considering the additional costs of not satisfying Section 162(m) of the Code, such program is appropriate.

Compensation Committee of the Board of Directors

         William R. Anixter
         Michael Segal
         Lee B. Stern

Compensation Committee Interlocks and Insider Participation
         William R. Anixter, Michael Segal and Lee B. Stern were members of the Compensation Committee for 1997. In 1997, Near North Insurance Brokerage, Inc. received approximately $88,000 in commissions earned from insurance premiums paid by the Company to Near North Insurance

Brokerage, Inc. Michael Segal, a director of the Company, is the President and Chief Executive Officer of Near North Insurance Brokerage, Inc.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Common Stock of the Company since its initial public offering on February 22, 1995 with the cumulative total return of all stocks in the Nasdaq Non-Financial Sector and all companies in the SIC Group1/ (assuming the investment of $100 in the Common Stock at its closing price on February 23, 1995 and in each index on January 31, 1995 and the reinvestment of all dividends).

[GRAPHIC OMITTED]





























================================================================================
                               2/23/95       12/31/95     12/31/96     12/31/97

--------------------------------------------------------------------------------
Anicom, Inc.                     100           177          308           529
--------------------------------------------------------------------------------
SIC Group                        100           133          151           205
--------------------------------------------------------------------------------
Nasdaq Non-Financial             100           140          170           199
================================================================================


--------
1/ The SIC Group is an index of the twenty-one (21) domestic companies listed on the NASDAQ National Market which have indicated that their primary industry is electrical goods (SIC Codes 5063-5065) (compiled by FactSet Research Systems, Inc.).

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth, as of March 31, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each Named Officer and (iv) all executive officers and directors as a group.

                                                                             Number of Shares          Percent of
                         Name and Address(1)                                Beneficially Owned         Ownership
----------------------------------------------------------------------   -------------------------   --------------
Scott C. Anixter(2)...................................................                   2,175,000            9.34%
Alan B. Anixter(3)....................................................                     205,002                *
Carl E. Putnam(4).....................................................                     190,702                *
Donald C. Welchko(5)..................................................                      44,002                *
Robert Brzustewicz, Sr.(6)............................................                     370,692            1.59%
Glen M. Nast(7).......................................................                      69,766                *
William R. Anixter(8).................................................                      92,000                *
Peter H. Huizenga (9).................................................                     982,679            4.21%
Ira J. Kaufman(8)(10).................................................                      87,000                *
Thomas J. Reiman (11).................................................                      17,000                *
Michael Segal(12).....................................................                      68,000                *
Lee B. Stern(12)......................................................                     103,500                *
Northwestern Mutual Life Insurance Company(13)........................                   1,461,540            6.27%
Directors and executive officers as a group (13 persons)..............                   4,558,543           19.53%
------------------
  *  less than one percent.

(1) Except as otherwise indicated, the address of each stockholder listed is c/o Anicom, Inc., 6133 North River Road, Suite 1000, Rosemont, Illinois 60018.
(2) Includes 704,426 shares held by trusts for the benefit of Scott C. Anixter's children of which Penny W. Anixter has sole voting and investment power as investment advisor, 604,800 shares held in custodial accounts for the benefit of Scott C. Anixter's children of which Scott C. Anixter has sole voting and investment power as custodian and 780,774 shares held by Anixter Enterprises, L.P., a limited partnership of which Scott C. Anixter is general partner. Also includes 85,000 shares issuable on or before May 30, 1998 upon exercise of options granted pursuant to the 1995 Stock Incentive Plan or the 1996 Stock Incentive Plan.
(3) Includes 50,000 shares held in a trust for the benefit of Gail Anixter, Alan B. Anixter's wife, for which Gail Anixter has sole voting and investment power as trustee and of which Alan B. Anixter disclaims beneficial ownership. Also includes 95,000 shares issuable on or before May 30, 1998 upon exercise of options granted pursuant to the 1995 Stock Incentive Plan or the 1996 Stock Incentive Plan.
(4) Includes 70,400 shares issuable on or before May 30, 1998 upon exercise of options granted pursuant to the 1995 Stock Incentive Plan or the 1996 Stock Incentive Plan.
(5) Includes 600 shares held in custodial accounts for the benefit of Mr. Welchko's children and includes 39,400 shares issuable on or before May 30, 1998 upon exercise of options granted pursuant to the 1995 Stock Incentive Plan or the 1996 Stock Incentive Plan.
(6) Includes 200,000 shares issuable upon exercise of options granted pursuant to the 1995 Stock Incentive Plan.
(7) Includes 1,000 shares issuable upon exercise of options granted pursuant to the 1996 Stock Incentive Plan.
(8) Includes 39,000 shares issuable upon exercise of options granted pursuant to the Directors Option Plan.
(9) Includes 14,000 shares issuable upon exercise of options granted pursuant to the Directors Option Plan. Includes 654,403 shares held in various trusts of which Peter H. Huizenga as trustee has sole voting and investment power and of which Peter H. Huizenga disclaims beneficial ownership. Includes 173,116 shares held in two trusts of which the spouse of Peter H. Huizenga, Heidi Huizenga, as trustee, has sole voting and investment power and of which Peter H. Huizenga disclaims beneficial ownership.
(10) Includes 28,000 shares issuable upon exercise of common stock warrants.
(11) Includes 15,000 shares issuable upon exercise of options granted pursuant to the Directors Option Plan.
(12) Includes 38,000 shares issuable upon exercise of options granted pursuant to the Directors Option Plan.


                                     15


(13) As reported on a Schedule 13G filed by The Northwestern Mutual Life Insurance Company on February 9, 1998. According to such Schedule 13G, The Northwestern Mutual Life Insurance Company has sole voting power and sole dispositive power with respect to all of these shares. The address of this stockholder is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

                              CERTAIN TRANSACTIONS
         In connection with the formation of the Company, on June 30, 1993, the Company, Alan B. Anixter, Scott C. Anixter, individually and as custodian of certain accounts for the benefit of his children, Carl E. Putnam, Robert L. Swanson and William K. Leino entered into a shareholders agreement. Under this agreement, certain parties to this agreement and their affiliates may not sell or otherwise transfer any of their shares of Common Stock to anyone not a party to this agreement, except certain permitted transferees (as defined), unless he or she has first provided other parties to this agreement or the Company an option to purchase such shares at a price computed in accordance with the terms of the agreement. This agreement also provides Scott C. Anixter and certain affiliated parties of Scott C. Anixter with the first option to purchase shares of Common Stock owned by other parties to this agreement upon the occurrence of certain events including, but not limited to, death, disability or bankruptcy. This agreement terminates on the first to occur of (i) the dissolution of the Company, (ii) a shareholder becoming the beneficial owner of all of the shares of Common Stock which are subject to this agreement and (iii) notice of termination executed by all of the parties to this agreement.

         Ira J. Kaufman, a director of the Company, is a Senior Managing Director of Mesirow Financial, Inc., which served as a placement agent for a private placement by the Company of its Common Stock in December 1997. Mesirow received a placement agent fee of $780,000 in connection with such transaction.

         In 1997, Near North Insurance Brokerage, Inc. received approximately $88,000 in commissions earned from insurance premiums paid by the Company to Near North Insurance Brokerage, Inc. Michael Segal, a director of the Company, is the President and Chief Executive Officer of Near North Insurance Brokerage, Inc.

         In April  1998,  the  Company  entered  into an  agreement  with Robert
Brzustewicz,  Sr.  regarding  his  employment  with  the  Company  ("Brzustewicz
Agreement"). Pursuant to the Brzustewicz Agreement, the Company and Mr. Brzustewicz agreed to accelerate the expiration of Mr. Brzustewicz' term of employment in consideration for the payment of $600,000. The Company also agreed to provide health insurance to Mr. Brzustewicz until March 12, 2001. The Company agreed that the remaining 100,000 options of options to purchase up to 300,000 shares of the Company's common stock at an exercise price of $6.1875 per share, which were previously granted to Mr. Brzustewicz, shall fully vest as of the date of the Brzustewicz Agreement, and be exercisable through March 12, 2006. Mr. Brzustewicz also has chosen to not stand for re-election as a director of the Company. Pursuant to the Brzustewicz Agreement, Mr. Brzustewicz is subject to the non-competition and non-solicitation provisions of his employment agreement until March 12, 2003.

         In April 1998, the Company entered into an agreement with Glen M. Nast regarding his employment with the Company ("Nast Agreement"). Pursuant to the Nast Agreement, the Company and Mr. Nast agreed to accelerate the expiration of Mr. Nast's term of employment in consideration for the payment of $540,000. The Company also agreed to provide health insurance to Mr. Nast until March 12, 2001. The Company agreed that the remaining 4,000 options of options to purchase up to 5,000 shares of the Company's common stock at an exercise price of $8.75 per share, which were previously granted to Mr. Nast, shall fully vest as of the date of the Nast Agreement, and be exercisable through December 9, 2006. Pursuant to the Nast Agreement, Mr. Nast is subject to the non-competition and non-solicitation provisions of his employment agreement until March 12, 2003.

                      AMENDMENT OF COMPANY'S CERTIFICATE OF
             INCORPORATION TO INCREASE TOTAL AUTHORIZED COMMON STOCK
                                  (Proposal 2)

         In March 1998, the Board of Directors proposed and recommended for adoption by the Company's stockholders an amendment to the Company's Certificate of Incorporation that would increase the total authorized common stock of the Company from 60,000,000 shares to 100,000,000 shares. No change will be made to the number of authorized shares of Preferred Stock. The Company's stockholders are asked to approve this amendment.

The proposed amendment provides that paragraph A of Article Four of the Company's Restated Certificate of Incorporation be amended to read in its entirety as follows:

"A.The Corporation shall have authority to issue the following classes of stock, in the number of shares and at the par value as indicated opposite the name of the class:

         The proposed amendment provides that paragraph A of Article Four of the Company's Restated Certificate of Incorporation be amended to read in its entirety as follows:


         "A. The Corporation shall have authority to issue the following classes of stock, in the number of shares and at the par value as indicated opposite the name of the class:


                                           Number of          Par Value
                      Class            Shares Authorized      Per Share
                -----------------      -----------------    --------------
                  Common Stock               100,000,000             $.001

                 Preferred Stock               1,000,000             $.01"


         As of March 16, 1998, there were 23,294,408 shares of Common Stock issued and outstanding, and 4,450,000 shares reserved for issuance under the Company's stock option and stock incentive plans including shares under the 1996 Stock Incentive Plan, the Directors Option Plan and the Anicom, Inc. Associate Stock Purchase Plan, subject to stockholder approval at the Annual Meeting of the increase in shares available under the 1996 Stock Incentive Plan and the Directors Option Plan and the adoption of the Associate Stock Purchase Plan. In addition, 81,364 shares were reserved for issuance pursuant to certain warrants. Consequently, 32,174,228 shares of Common Stock were available for future issuance as of March 31, 1998.

         The Board of Directors believes that it is important for the Company to have available additional authorized but unissued shares of Common Stock to provide the Company with shares of Common Stock to be used for general corporate purposes, future acquisitions and equity financings. Approval of the proposed amendment now will eliminate the delays and expense which otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of Common Stock for possible future transactions involving the issuance of additional shares. The Company does not have any current plan or intention to issue any of the additional authorized shares of Common Stock for which approval is sought.

         The additional shares of Common Stock may be issued, subject to certain exceptions, by the Board of Directors at such times, in such amounts and upon such terms as the Board may determine without further approval of the stockholders. The Company's current stockholders could suffer a dilution of voting rights, net income and net tangible book value per share of the Common Stock as the result of any such issuance of Common Stock depending on the number of shares issued and the purpose, terms and conditions of the issuance.


         The Board of Directors recommends that stockholders vote FOR the amendment to the Company's Certificate of Incorporation to increase the Company's number of authorized shares of Common Stock.



                     AMENDMENT TO 1996 STOCK INCENTIVE PLAN
                                  (Proposal 3)

         Subject to the approval of the Company's stockholders at the Annual Meeting, the Board of Directors has approved an amendment to the 1996 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance under the Plan from 1,800,000 to 2,600,000. The 1996 Stock Incentive Plan, as amended, remains in all other respects identical to the 1996 Stock Incentive Plan as originally adopted by the Company's stockholders. A copy of the amendment to the 1996 Stock Incentive Plan is set forth in Appendix A hereto.

         Stockholder approval of the amendment to the 1996 Stock Incentive Plan is sought to continue (i) to qualify the 1996 Stock Incentive Plan, as amended, under Rule 16b-3 of the Act and thereby render certain transactions under the 1996 Stock Incentive Plan exempt from certain provisions of Section 16 of the Act and (ii) to qualify certain compensation under the 1996 Stock Incentive Plan as performance based compensation that is tax deductible without limitation under Section 162(m) of the Code.

The following is a brief summary of certain features of the 1996 Stock Incentive Plan, as amended.


General
         The 1996 Stock Incentive Plan is a flexible plan that provides the Option Committee broad discretion to fashion the terms of the awards to provide eligible participants with stock-based incentives including: (i) non-qualified and incentive stock options for the purchase of Common Stock, (ii) stock appreciation rights ("SARs"), (iii) restricted stock ("Restricted Stock"), and
(iv) deferred stock ("Deferred Stock"). The persons eligible to participate in the 1996 Stock Incentive Plan are officers, directors, employees and consultants of the Company. It is estimated that approximately 790 persons are eligible to participate in the 1996 Stock Incentive Plan. The purpose of the 1996 Stock Incentive Plan is to promote the overall financial objectives of the Company and its stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in the Company and to retain the association of these individuals. The 1996 Stock Incentive Plan will be administered by the Option Committee. The Option Committee is and shall remain comprised of at least two independent directors, within the meaning of Rule 16b-3. Members of the Option Committee will not be eligible to participate in the 1996 Stock Incentive Plan.

         The 1996 Stock Incentive Plan provides for the grant of options and other awards of up to 2,600,000 shares of Common Stock. In the discretion of the Option Committee, shares of Common Stock subject to an award under such Plan that remain unissued upon termination of such award, are forfeited or are received by the Company as consideration for the exercise or payment of an award shall become available for additional awards under the Plan. In the event of a stock dividend, stock split, recapitalization, sale of substantially all of the assets of the Company, reorganization or other similar event, the Option Committee will adjust the aggregate number of shares of Common Stock subject to the 1996 Stock Incentive Plan and the number, class and price of such shares subject to outstanding awards.

         The Board of Directors or Option Committee may amend, modify or discontinue the 1996 Stock Incentive Plan at any time, except if such amendment
(i) impairs the rights of a participant  without the participant's  consent,  or
(ii) would disqualify the Plan from the exemption provided by Rule 16b-3 under the Act. Amendments may be subject to stockholder approval under applicable law. Any amendment by the Option Committee is subject to approval of the Board of Directors. The Option Committee may amend the terms of any award granted under the Plan (other than to decrease the option price), subject to the consent of a participant if such amendment impairs the rights of such participant.

Awards Under the 1996 Stock Incentive Plan
         Stock Options. The Option Committee shall determine the number of shares of Common Stock subject to the options to be granted to each participant. During any three-calendar-year period, options to purchase no more than 400,000 shares of Common Stock may be granted to any participant in the 1996 Stock
Incentive Plan. The Compensation Committee may grant non-qualified stock options, incentive stock options or a combination thereof to a participant. Only persons who on the date of the grant are employees of the Company may be granted options which qualify as incentive stock options. Options granted under the 1996 Stock Incentive Plan will provide for the purchase of Common Stock at prices determined by the Option Committee, but in no event will an option intended as an incentive stock option be granted at less than fair market value on the date of grant. When incentive stock options are granted to an individual who owns Common Stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option price shall not be less than 110% of fair market value. No non-qualified stock option or incentive stock option shall be exercisable later than the tenth anniversary date of its grant. In the case of an incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, such option shall not be exercisable later than the fifth anniversary date of its grant. No incentive stock option shall be granted later than the tenth anniversary date of the adoption of the 1996 Stock Incentive Plan or its approval by the stockholders of the Company, whichever is earlier.

         Options granted under the 1996 Stock Incentive Plan shall be exercisable at such times and subject to such terms and conditions set forth in the 1996 Stock Incentive Plan and as the Option Committee shall determine or provide in an option agreement. Except as provided in any option agreement, options may only be transferred under the laws of descent and distribution or, if permitted without liability under applicable law, pursuant to a qualified domestic relations order. Otherwise, options shall be exercisable only by the participant during such participant's lifetime. The option exercise price shall be payable by the participant (i) in cash, (ii) in shares of Common Stock having a fair market value equal to the exercise price, (iii) by delivery of evidence of indebtedness, (iv) by authorizing the Company to retain shares of Common Stock having a fair market value equal to the exercise price, (v) by "cashless exercise" as permitted under the Federal Reserve Board's Regulation T, (vi) by certifying ownership of shares of Common Stock to the satisfaction of the Option Committee for later delivery to the Company as specified by the Option Committee or (vii) by any combination of the foregoing. Upon termination of a participant's employment with the Company due to death or Disability (as defined in the 1996 Stock Incentive Plan), all of such participant's options shall be exercisable for the shorter of their remaining term or one year after termination of employment (or such other period as the Option Committee may determine). If a participant retires, all of such participant's options shall terminate, except that, to the extent such options are then exercisable, such options may be exercised for the shorter of their remaining terms or one year (or such shorter period as the Option Committee may specify) after termination of employment. If a participant involuntarily ceases to be an employee of the Company (other than due to death, Disability or as a result of termination for Cause), all of such participant's options shall terminate, except that, to the extent such options are then exercisable, such options may be exercised for the shorter of their remaining terms or three months (or such shorter period as the Option Committee may specify) after termination of employment. If a participant voluntarily ceases to be an employee of the Company (other than due to retirement) or is terminated as a result of Cause (as defined in the Plan), all of his outstanding options shall terminate immediately.

         Upon receipt of a notice from a participant to exercise an option, the Option Committee may elect to cash out all or part of any such option by paying the participant, in cash or shares of Common Stock, the following amount: (i) the excess of the fair market value of the Common Stock subject to the unexercised option over the exercise price of the option, multiplied by (ii) the number of shares for which the option is to be exercised.

         Stock Appreciation Rights. An SAR shall entitle a participant to receive Common Stock, cash or a combination thereof. If granted in conjunction with an option, the exercise of an SAR shall require the cancellation of the corresponding portion of the option. SARs may be granted on or after the corresponding grant of non-qualified stock options, but only at the same time as the corresponding grant of incentive stock options. The Option Committee in its discretion shall determine the number of SARs awarded to a participant, but in no event shall SARs covering more than 400,000 shares of Common Stock be granted to any participant during any three-calendar-year period. The Option Committee shall determine the terms and conditions of any SAR which shall be subject to an agreement between the Company and the participant. If granted in conjunction with options, the SAR shall be exercisable for and during the same period as the corresponding options. Upon exercise of an SAR, a participant shall receive an amount in cash, shares of Common Stock or both equal to (i) the excess of the fair market value of the Common Stock over the option price per share (if the SAR is granted in conjunction with an option), multiplied by (ii) the number of shares of Common Stock subject to the SAR. In the case of an SAR granted on a stand alone basis, the Option Committee shall determine in its discretion the value to be used in lieu of the option price. In no event shall an SAR granted in tandem with an incentive stock option be exercised unless the fair market value of the Common Stock at the time of the exercise exceeds the option price. With respect to participants who are subject to Section 16(b) of the Exchange Act (generally officers and directors of the Company) ("16(b) Persons"), the Option Committee may require that the SARs be exercised in compliance with Rule 16b-3, including the restriction that an SAR shall not be exercisable within the first six months of its term. The transferability and termination provisions of an SAR are as set forth above with respect to stock options.

         Restricted Stock. Restricted Stock awards are grants of shares of Common Stock, usually without cash consideration from the participant, that are subject to restrictions on transferability and ownership. The Option Committee in its discretion shall determine the persons to whom Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each participant, the periods for which Restricted Stock is restricted, and any other restrictions to which the Restricted Stock is subject. The Option Committee may condition the award of Restricted Stock on such performance goals and other criteria as it may determine. The terms and conditions of the Restricted Stock shall be confirmed in and subject to an agreement between the Company and the participant. During the restriction period, the Option Committee may require that the certificates evidencing the Restricted Stock be held by the Company. During the restriction period, the Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than the foregoing restrictions, the participant shall have all the rights of a holder of Common Stock. If a restriction relates to a period of employment and the participant's employment terminates during the restriction period due to death or Disability, the restrictions on the Restricted Stock shall lapse. If a participant's employment terminates for any other reason, unless otherwise agreed by the Option Committee, the remaining Restricted Stock shall be forfeited by the participant to the Company.

         Deferred Stock. Deferred Stock awards are grants of shares of Common Stock, usually without cash consideration, that are to be delivered in the future. The Option Committee in its discretion shall determine the persons to whom Deferred Stock shall be granted, the number of shares of Deferred Stock to be granted to each participant, the duration of the period prior to which Common Stock will be delivered, the conditions under which receipt of the Common Stock will be deferred, and any other terms and conditions of the granting of the award. The terms and conditions of the Deferred Stock shall be confirmed in and subject to an agreement between the Company and the participant. The Option

Committee may condition the award of Deferred Stock on such performance goals and criteria as it may determine. During the deferral period, the Deferred Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. At the expiration of the deferral period, the Option Committee may deliver to the participant Common Stock, cash equal to the fair market value of such Common Stock or a combination thereof for the shares covered by the Deferred Stock awards. Cash dividends on Common Stock subject to Deferred Stock awards shall be automatically deferred and reinvested in Deferred Stock, and stock dividends on Common Stock subject to Deferred Stock awards shall be paid in the form of Deferred Stock. If a participant's employment terminates during the deferred period due to death or Disability, the deferral restrictions shall lapse. If a participant's employment terminates for any other reason, unless otherwise agreed by the Option Committee, the rights to the shares still covered by Deferred Stock awards shall be forfeited by the participant.

Changes in Control
         Upon the occurrence of a Change in Control (as defined in the 1996 Stock Incentive Plan), the following shall occur: (i) all unexercised stock options and SARs shall become immediately exercisable, and (ii) all restrictions on the Restricted Stock and deferral limitations on the Deferred Stock shall lapse.

Discussion of Federal Income Tax Consequences
         The following summary of tax consequences with respect to the awards granted under the 1996 Stock Incentive Plan is not comprehensive and is based upon laws and regulations in effect as of March 1, 1998. Such laws and regulations are subject to change.

Non-Qualified Stock Options
         Participant. Generally, a Participant receiving a non-qualified stock option does not realize any taxable income for Federal income tax purposes at the time of grant. Upon exercise of such Option, the excess of the fair market value of the shares of Common Stock subject to the non-qualified stock option on the date of exercise over the exercise price will be taxable to the Participant as ordinary income. The Participant will have a capital gain (or loss) upon the subsequent sale of the shares of Common Stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of Common Stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will commence on the date the non-qualified stock option is exercised.

         Tax Withholding. The amount of income that is taxable to a Participant upon the exercise of a non-qualified stock option will be treated as compensation income. Accordingly, such amount will be subject to applicable withholding of Federal, state and local income taxes and Social Security taxes.

         If the Participant Uses Company Stock to Pay the Option Exercise Price. If the Participant who exercises a non-qualified stock option pays the exercise price by tendering shares of Common Stock and receives back a larger number of shares of Common Stock, the Participant will realize taxable income in an amount equal to the fair market value of the additional shares of Common Stock received on the date of exercise, less any cash paid in addition to the shares of Common Stock tendered. Upon a subsequent sale of the Common Stock received, the number of shares of Common Stock equal to the number delivered as payment of the exercise price will have a tax basis equal to that of the shares of Common Stock originally tendered. The additional newly-acquired shares of Common Stock obtained upon exercise of the non-qualified stock option will have a tax basis equal to the fair market value of such shares on the date of exercise.

         The Company. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the Participant recognizes ordinary income resulting from the exercise of a non-qualified stock option.

Incentive Stock Options
         Participant. Generally, a Participant will not realize any taxable income for Federal income tax purposes at the time an Incentive Stock Option is granted. Upon exercise of the Incentive Stock Option, the Participant will incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable). If the Participant transfers shares of Common Stock received upon the exercise of an Incentive Stock Option within a period of two years from the date of grant of such Incentive Stock Option or one year from the date of receipt of the shares of Common Stock (the "Holding Period"), then, in general, the Participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price, and will have long-term or short-term capital gain (or loss) in an amount equal to the difference between the sale price of the shares of Common Stock and the fair market value of such shares on the date of exercise. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will be not more than the difference between the sale price and the exercise price. If the Participant transfers the shares of Common Stock after the expiration of the Holding Period, he or she will recognize income taxable at the capital gains tax rate on the difference between the sale price and the exercise price.

         Tax Withholding. If the Participant makes any disqualifying disposition prior to the completion of the Holding Period with respect to shares of Common Stock acquired upon the exercise of an Incentive Stock Option granted under the Plan, then such Participant must remit to the Company an amount sufficient to satisfy all Federal, state, and local withholding taxes thereby incurred.

         If the Participant Uses Common Stock to Pay the Option Exercise Price. If a Participant who exercises an Incentive Stock Option pays the option exercise price by tendering shares of Common Stock, such Participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), provided any Holding Period requirement for the tendered shares is met. If the tendered stock was subject to the Holding Period requirement when tendered, payment of the exercise price with such stock constitutes a disqualifying disposition. If the Participant pays the exercise price by tendering shares of Common Stock and the Participant receives back a larger number of shares, under proposed Treasury Regulations, the Participant's basis in the number of shares of newly acquired stock equal to the number of the shares delivered as payment of the exercise price will have a tax basis equal to that of the shares originally tendered, increased, if applicable, by any amount included in the Participant's gross income as compensation. The additional newly acquired shares obtained upon exercise of the Option will have a tax basis of zero. All Common Stock acquired upon exercise will be subject to the Holding Period requirement, including the number of shares equal to the number tendered to pay the exercise price. Any disqualifying disposition will be deemed to be a disposition of Common Stock with the lowest basis.

         The Company. The Company is not entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of Common Stock acquired upon exercise of an Incentive Stock Option, provided that the Participant holds the shares received upon the exercise of such Option for the Holding Period. If the Participant transfers the Common Stock acquired upon the exercise of an Incentive Stock Option prior to the end of the Holding Period, the Company generally is entitled to a deduction at the time the Participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such Participant as a result of such transfer.

Stock Appreciation Rights
         Upon the grant of a Stock Appreciation Right ("SAR"), the Participant will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of an SAR, the consideration paid to the Participant upon exercise of the SAR will constitute compensation taxable to the Participant as ordinary income. In determining the amount of the consideration paid to the Participant upon the exercise of an SAR for the Common Stock, the fair market value of the shares on the date of exercise is used, except that in the case of an Insider, the fair market value will be determined six months after the date on which the Common Stock is transferred unless such Participant makes an election under Section 83(b) of the Code to be taxed based on the fair market value on the date of exercise. The Company in computing its Federal income tax generally will be entitled to a deduction in an amount equal to the compensation taxable to the Participant.

Other Awards
         With respect to other Awards granted under the Plan that result in the payment or issuance of cash or shares of Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the cash or the fair market value of shares of Common Stock or other property received. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the Participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income received by the Participant. With respect to Awards involving the issuance of shares of Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the fair market value of the shares of Common Stock or other property received at the first time the shares of Common Stock or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company generally will be entitled to a deduction in an amount equal to the ordinary income received by the Participant. A Participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares of Common Stock or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the Participant subsequently forfeits such shares or property the Participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. The Participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares of Common Stock or other property.

Parachute Payments
         In the event any payments or rights accruing to a Participant upon a Change in Control, or any other payments Awarded under the Plan, constitute "parachute payments" under Section 280G of the Internal Revenue Code, depending upon the amount of such payments accruing and the other income of the Participant from the Company, the Participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

The Board of Directors recommends that stockholders vote FOR the amendment to the Company's 1996 Stock Incentive Plan.

                      AMENDMENT TO THE AMENDED AND RESTATED
                  ANICOM, INC. 1995 DIRECTORS STOCK OPTION PLAN
                                  (Proposal 4)

         Subject to the approval of the Company's stockholders at the Annual Meeting, the Board of Directors approved an amendment to the Directors Option Plan to increase the number of shares of common stock reserved for issuance under the Directors Option Plan from 300,000 to 450,000. A copy of the amendment to the Directors Option Plan is set forth in Appendix B hereto.

         Stockholder approval of the Directors Option Plan is sought to continue
(i) to qualify the Directors Option Plan, as amended, under Rule 16b-3 of the Act and thereby render certain transactions under the Directors Option Plan exempt from certain provisions of Section 16 of the Act and (ii) to qualify the Directors Option Plan as performance based compensation that is tax deductible without limitation under Section 162(m) of the Code.

         The Board of Directors originally adopted the Directors Option Plan, effective January 20, 1995, in order to provide for the grant of options to acquire shares of the Company's Common Stock to the non-employee directors of the Company. In adopting the Directors Option Plan, the Board of Directors noted that many other companies had adopted equity plans to compensate their non-employee directors and that such plans appropriately compensate non-employee directors. The Board continues to believe that equity plans are appropriate to compensate non-employee directors and to align the interests of the non-employee directors with the interests of the Company's stockholders.

         The Directors Option Plan is administered by the Option Committee of the Company's Board of Directors. The following is a brief summary of certain features of the Directors Option Plan, as amended.

Terms of the Directors Option Plan
         The Directors Option Plan provides for the issuance of options to purchase up to 450,000 shares of Common Stock, which shares are reserved and available for purchase upon the exercise of options granted under the Directors Option Plan. Only directors who are not employees or officers of the Company are eligible to participate in the Directors Option Plan. There currently are six non-employee directors eligible to participate in the Directors Option Plan.

         Each non-employee director who becomes a director of the Company in the future will be granted an option to purchase 10,000 shares of the Company's Common Stock on the date he or she becomes a director of the Company (the "Initial Grant Date"). Beginning on the date of the Company's 1997 annual meeting of stockholders, or the Initial Grant Date in the case of a new director, and on the date of each annual meeting of stockholders thereafter, each non-employee director who is still a director on such date will be granted an option to purchase 10,000 shares of Common Stock. Each non-employee director will be granted an Option to purchase 1,000 shares of Common Stock for each Board meeting that such director attends. The total number of shares for which options may be granted to a director under the Directors Option Plan shall not exceed 75,000 shares. If there are not sufficient shares remaining and available to all non-employee directors eligible for an automatic grant at the time at which an automatic grant would otherwise be made, then each eligible non-employee director shall receive an option to purchase a pro rata number of shares.

         All options granted under the Directors Option Plan are immediately exercisable on the date of grant. If any options under the Directors Option Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved for grant will revert to the status of available shares. All options expire on the earlier to occur of (a) seven years following the grant date and (b) the termination of the non-employee director's directorship for "Cause" (as defined in the Directors Option Plan). In the event of a non-employee director's death or "Disability" (as defined in the Directors Option Plan), any vested, unexpired and unexercised option granted to such non-employee Director shall become immediately exercisable for a period of one
(1) year (or such other period as the Option Committee may specify) or until the expiration of the option period, whichever is shorter.

         Except as provided in any option agreement or as determined by the Option Committee, options may only be transferred under the laws of descent and distribution or, if permitted without liability under applicable law, pursuant to a qualified domestic relations order. Otherwise, options shall be exercisable only by the director during such director's lifetime. The option exercise price is payable by the director (i) in cash, (ii) in shares of Common Stock having a fair market value equal to the exercise price, (iii) by delivery of evidence of indebtedness, (iv) by authorizing the Company to retain shares of Common Stock having a fair market value equal to the exercise price, (v) by "cashless exercise" as permitted under the Federal Reserve Board's Regulation T, or (vi) by any combination of the foregoing.

         In the event of any stock dividends, stock splits, combinations, recapitalizations, reorganizations, liquidations or similar transactions, the Company will appropriately adjust the number of shares available under the Directors Option Plan, the number of shares covered by outstanding options and the exercise prices of such outstanding options.

         The Board of Directors or the Option Committee may amend the Directors Option Plan, subject to stockholder approval if required by applicable law. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder, nor may an amendment be made in any manner which fails to comply with Rule 16b-3(c)(2)(ii)(B) under the Act. In addition, any amendment by the Option Committee is subject to approval by the Board of Directors.

Discussion of Federal Income Tax Consequences
         The following summary of tax consequences with respect to options under the Directors Option Plan is not comprehensive and is based upon laws and regulations in effect on March 1, 1998. Such laws and regulations are subject to change.

         A director granted an option under the Directors Option Plan does not recognize taxable income upon grant, and the Company is not entitled to a deduction for Federal income tax purposes upon such grant. Upon exercise of an option, participants generally will be taxed at ordinary income tax rates on the difference between the exercise price of the option and the fair market value of the Common Stock issued thereunder. In determining the amount of the difference, the fair market value will be determined on the date of exercise. The Company will receive a corresponding deduction for the amount of income recognized by a participant upon exercise of an option. Any gain or loss realized upon the subsequent sale of the Common Stock issued upon exercise of the option (measured by the difference between the fair market value, determined or utilized by the optionee as described above, and the sale price) will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the selling stockholder's holding period. Such subsequent sale would have no tax consequences for the Company.

The Board of Directors recommends that stockholders vote FOR the amendment to the Company's Amended and Restated Directors Stock Option Plan.

                                 APPROVAL OF THE
                 ANICOM, INC. 1998 ASSOCIATE STOCK PURCHASE PLAN
                                  (Proposal 5)

         Subject to the approval of the Company's stockholders at the Annual Meeting, the Board of Directors has adopted the Anicom, Inc. 1998 Associate Stock Purchase Plan (the "Stock Purchase Plan"), effective as of July 1, 1998. The Company wishes to provide a stock purchase plan within the meaning of
Section 423 of the Code, for its employees and the employees of its subsidiaries to encourage them to hold a proprietary interest in the Company and to provide them with an additional incentive to work for the long-term success of the Company. Stockholders are being asked to approve the adoption of the Stock Purchase Plan (i) to qualify the Stock Purchase Plan under Section 423 of the Code and (ii) to qualify the Stock Purchase Plan pursuant to Rule 16b-3 under the Act and thereby render certain transactions under the Stock Purchase Plan exempt from Section 16 of the Act. A copy of the Stock Purchase Plan is set forth in Appendix C hereto.

         The Stock Purchase Plan is administered by a committee of the Board of Directors made up of directors who are not eligible to participate in the Stock Purchase Plan and have not been so eligible for at least one year prior to serving on the committee. At present, that committee is the Compensation Committee of the Board of Directors (the "Stock Purchase Plan Committee"). The Stock Purchase Plan Committee has plenary discretion and control respecting the administration of the Stock Purchase Plan. The following brief summary of certain features of the Stock Purchase Plan is qualified in its entirety by reference to the full text of the Stock Purchase Plan, which is set forth in the attached Appendix C.

Terms of the Stock Purchase Plan

         Employees eligible to participate in the Stock Purchase Plan ("Eligible Employees") consist of all persons employed by the Company and any subsidiaries which have adopted the Stock Purchase Plan with the consent of the Board of Directors. The Stock Purchase Plan allows the Stock Purchase Plan Committee to exclude from participation any employee (i) who has accrued less than a minimum period of service with the Company as established by the Stock Purchase Plan Committee (but not to exceed 2 years), (ii) whose customary employment is for 20 hours or less per week, or (iii) whose customary employment is for not more than 5 months during a calendar year.

         Except for the first six month period which will begin on July 1, 1998, and end on December 31, 1998, the Stock Purchase Plan will operate on an annual basis from January 1 to the last day of the next following December (such period to be known as a "Plan Year"). In order to be eligible to participate during a Plan Year, an Eligible Employee must file the required enrollment and payroll deduction authorization forms prior to a specified due date known as the "Grant Date." The Stock Purchase Plan Committee currently anticipates that Grant Dates will occur on July 1, 1998, and October 1, 1998, for the first Plan Year, and four times per year thereafter (generally, as of January 1, April 1, July 1 and October 1); however, the determination of Grant Dates is in the complete discretion of the Stock Purchase Plan Committee.

         Eligible Employees participate by electing payroll deductions, with all such deductions credited to an account, but the Company will not segregate any assets relating to the account and all assets may be used for any lawful corporate purpose of the Company, and all Eligible Employees will be unsecured creditors of the Company. Payroll deductions held by the Company will be held without interest for participants. The Stock Purchase Plan Committee may determine what elements of compensation will be eligible for payroll deductions but will generally include base salary, commissions, overtime pay, shift premiums and shift differential pay.

         There generally will be one annual purchase date on the last day of each Plan Year (to be known as the "Exercise Date"); however, the Stock Purchase Plan Committee is authorized to determine alternate dates. Any period between the dates the shares will be purchased is known as the "Option Period." This is the period during which the amounts (not to exceed $8,000 per participant for any Option Period) will be deducted from payroll before being applied to purchase the Common Stock. The Option Period will be determined by the Stock Purchase Plan Committee and generally will be for a period of 12, 9, 6 or 3 months, with an Option Period ending on the last day of each Plan Year but Option Periods may be as long as 27 months. On each Exercise Date, participants' payroll deductions credited to their accounts will be applied automatically to the purchase of Common Stock at a price per share which is the lesser of eighty-five percent (85%) of the fair market value of the Common Stock on the Grant Date or on the Exercise Date. The fair market value on the relevant day is the closing price of the Common Stock on the Nasdaq National Market on the date in question (or if there has been no trading on that date, then on the first previous day on which there was trading). The number of shares actually purchasable per participant for the quarterly period will be the number of whole shares obtained by dividing the amount in such participant's account by the purchase price. Any amounts remaining will be held for the purchase of Common Stock in the next Option Period.

         No participant may purchase shares of Common Stock in any calendar year under the Stock Purchase Plan with an aggregate fair market value (determined as of the Grant Date) in excess of $25,000. Also, as of each Grant Date the Stock Purchase Plan Committee may further set a maximum number of shares of Common Stock available for purchase by any one participant or in the aggregate by all participants. As of any Grant Date the Stock Purchase Plan Committee shall determine the maximum number of shares of Common Stock that may be purchased as of the Grant Date, and absent any such other determination by the Stock Purchase Plan Committee, the maximum number shall be $25,000 divided by the lowest closing price reported on the principal exchange or other market on which the Common Stock was traded during the 12 consecutive month period ending immediately preceding the Grant Date. There is also a maximum number of 200,000 shares of Common Stock available under the Stock Purchase Plan. If participant contributions are such that the total number of shares of Common Stock to be purchased would exceed the Stock Purchase Plan maximum, then the number of shares to be purchased by any participant shall be reduced in the proportion that the participant's payroll deductions bear to the total of all payroll deductions (and any excess payroll deductions will be credited to the participant for the next succeeding period).

         If a participant dies, no further payroll deductions may be made under the Stock Purchase Plan; however, a participant's representative may make a single sum payment (the amount of which will be determined by the Stock Purchase Plan Committee) equal to what would have been deducted had the participant continued in employment through the conclusion of the then current Option Period. Alternatively, the participant's representative may withdraw the participant's contributions to the Stock Purchase Plan by notifying the Stock Purchase Plan Committee, in writing, prior to the next Exercise Date, in which case no shares of Common Stock will be purchased. If the participant's representative does not withdraw the participant's previous contributions, then such contributions will be used to purchase Common Stock.

         If a participant's employment with the Company terminates as a result of disability or retirement, no further payroll deductions may be made under the Stock Purchase Plan; however, such participant may make a single sum payment (the amount of which will be determined by the Stock Purchase Plan Committee) equal to what would have been deducted had the participant continued in employment through the next Exercise Date. Alternatively, the participant may withdraw his or her contributions to the Plan prior to the next Exercise Date, in which case no shares of Common Stock will be purchased. If the participant does not withdraw the previous contributions, then such contributions will be used to purchase Common Stock.

         If a participant terminates his or her employment with the Company (other than as a result of death, disability or retirement), then the amount previously withheld from the participant's pay will be returned to the participant and no shares of Common Stock will be purchased for the participant.

         A Change in Control of the Company will generally be treated as an Exercise Date. A "Change in Control" is deemed to occur in the event of certain acquisitions of 25% or more of (the combined voting power of) the Company's outstanding Common Stock, certain changes of a majority of the Board of Directors, or certain qualifying reorganizations, mergers, consolidations or sales of the Company's assets.

         At any time during an Option Period, a participant may cancel his or her payroll deductions and receive a refund of the amounts previously deducted. A participant may also suspend payroll deductions, but prior payroll deductions shall not be distributed.

         The shares of Common Stock to be offered shall be authorized but unissued shares. In the event there is any change in the shares of the Company by reason of stock dividends, stock splits, recapitalizations, or combinations or exchanges of shares, or otherwise, appropriate adjustments in the number of shares available for purchase, as well as the shares subject to purchase rights and the purchase price thereof, shall be made, but no fractional shares shall be subject to purchase and, upon any adjustment, each purchase right shall be adjusted down to the nearest full share.

         No person will be able to purchase stock under the Stock Purchase Plan, if such person, immediately after the purchase, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. Participants do not have the right to assign or transfer their rights to purchase the Common Stock under the Stock Purchase Plan.

         The Board has authority to amend the Stock Purchase Plan, subject to the limitation that no amendment may be made without stockholder approval to the extent such approval is required by law (including Section 423 of the Code). The Board may at any time suspend or terminate the Stock Purchase Plan, but no such action may adversely affect the participants' rights and obligations with respect to purchase rights at that time outstanding under the Stock Purchase Plan.

Discussion of Federal Income Tax Consequences

         The following summary of tax consequences with respect to awards under the Stock Purchase Plan is not comprehensive and is based upon laws and regulations in effect on April 2, 1998. Such laws and regulations are subject to change.

         The Stock Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code. Under present law, a participant will not be deemed to have received any compensation for Federal income tax purposes on either a Grant Date or Exercise Date.

         If a participant's account is applied to purchase Common Stock while the participant is an employee and the participant disposes (for example, by a sale, exchange, gift or transfer of legal title, subject to narrow exceptions) of the Common Stock purchased under the Stock Purchase Plan either within two years after the Grant Date or within one year after the Exercise Date (a "disqualifying disposition"), the excess of the fair market value of the Common Stock on the Exercise Date over the exercise price of the Common Stock under the Stock Purchase Plan will be taxable as ordinary income (even if there is no gain realized at the time of the disposition) and, for purposes of computing gain or loss on the disposition, the participant's cost basis will be increased by the amount of the ordinary income recognized. Any additional gain or loss to be recognized upon disposition will be a capital gain or loss.

         If a participant's account is applied to purchase Common Stock while the participant is an employee and the employee disposes of Common Stock purchased under the Stock Purchase Plan two years or more after the Grant Date and one year or more after the Exercise Date (a "qualifying disposition"), the tax treatment will be different. The participant must recognize as ordinary income the lesser of (a) any excess of the fair market value of the Common Stock on the Grant Date over the exercise price on the Grant Date; and (b) any excess of the fair market value of the Common Stock on the date the stock is disposed of over the amount paid for the stock. The participant's basis in the Common Stock is increased by the amount of ordinary income recognized. The difference between the fair market value on the date of disposition and the adjusted basis (i.e., basis increased by ordinary income recognized) will be taxable as a capital gain. If the Common Stock is sold at a price below the exercise price, the loss will be treated as a capital loss.

         The Company will not be entitled to a deduction for any difference between the fair market value of the Common Stock and the purchase price for the Common Stock under the Stock Purchase Plan, except to the extent it is taxed to the participant as ordinary income upon a disqualifying disposition and the Company makes any necessary and appropriate tax withholding arrangements. Different dates for recognizing gain may apply to participants who are subject to Section 16(b) of the Securities and Exchange Act.

Stock Purchase Plan Benefits

         It is not possible to determine the number of shares of Common Stock that will in the future be purchased under the Stock Purchase Plan by any particular individual.

The Board of Directors recommends that stockholders vote FOR approval of the Anicom, Inc. Stock Purchase Plan.

                              INDEPENDENT AUDITORS
         The Company's Board of Directors, upon recommendation of the Audit Committee, has selected Coopers & Lybrand to audit the financial statements of the Company for the year ended December 31, 1998. It is expected that representatives of Coopers & Lybrand will be present at the Annual Meeting and available to respond to questions. Such representatives will be given an opportunity to make a statement if they desire to do so.

                                  OTHER MATTERS
Solicitation
         The cost of soliciting Proxies in the accompanying form will be borne by the Company. In addition to the solicitation of Proxies by the use of the mails, certain officers and associates (who will receive no compensation therefor in addition to their regular salaries) may be used to solicit Proxies personally and by telephone and telegraph. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the Proxy material to their principals and to request authority for the execution of Proxies. The Company will reimburse such persons for their expenses in so doing. In addition, the Company has engaged MacKenzie Partners, New York, New York to assist in soliciting Proxies for a fee of approximately $5,000 plus reasonable out of pocket expenses.

Proposals of Stockholders
         Proposals of stockholders intended to be considered at the 1999 annual meeting of stockholders must be received by the Corporate Secretary of the Company no earlier than November 15, 1998 and no later than December 15, 1998.

Stockholder List
         A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting and continuing through the date of the Annual Meeting, at the principal offices of Harris Trust & Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603.

Annual Report on Form 10-K
         The Company will furnish without charge to each person whose Proxy is being solicited, upon request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 as filed with the Securities and Exchange, including the financial statements and the schedules thereto. Such Form 10-K was filed with the Securities and Exchange Commission on March 30, 1998. Requests for copies of such report should be directed to Anicom, Inc., Attention: Corporate Secretary, 6133 North River Road, Suite 1000, Rosemont, Illinois 60018-5171.

Incorporation by Reference
         No documents are incorporated herein by reference.

         Please date, sign and return the enclosed Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated.




                          By Order of the Board of Directors,

                          /s/  DAVID R. SHEVITZ

                          David R. Shevitz, Corporate Secretary

                                   APPENDIX A

                                AMENDMENT TO THE
                            1996 STOCK INCENTIVE PLAN
         RESOLVED, that the 1996 Stock Incentive Plan (the "Plan") be and hereby is amended, subject to and effective upon stockholders' approval at the Annual Meeting of Stockholders on May 20, 1998, as follows:

         Section 4.1 of the Plan is amended to read as follows:

                  "4.1 Number of Shares. Subject to adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Options under the Plan shall be 2,600,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

Except as herein amended, the Plan shall remain in full force and effect.


                                        ANICOM, INC.



                                        By:/s/ SCOTT C. ANIXTER
                                        ------------------------------
                                               Scott C. Anixter
                                               Chief Executive Officer

                                   APPENDIX B

               AMENDMENT TO THE AMENDED AND RESTATED ANICOM, INC.
                        1995 DIRECTORS STOCK OPTION PLAN

         RESOLVED, that the Amended and Restated Anicom, Inc. 1995 Directors Stock Option Plan (the "Plan") be and hereby is amended, subject to and effective upon stockholders' approval at the Annual Meeting of Stockholders on May 20, 1998, as follows:

         Section 4.1 of the Plan is amended to read as follows:

                 "4.1 Number of Shares. Subject to adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Options under the Plan shall be 450,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

Except as herein amended, the Plan shall remain in full force and effect.



                                         ANICOM, INC.



                                        By:/s/ SCOTT C. ANIXTER
                                        ------------------------------
                                               Scott C. Anixter
                                               Chief Executive Officer

                                   APPENDIX C














                                  ANICOM, INC.

                                 1998 ASSOCIATE

                               STOCK PURCHASE PLAN

                        (Adopted effective July 1, 1998)

                                  ANICOM, INC.
                                 1998 ASSOCIATE
                               STOCK PURCHASE PLAN
                        (Adopted effective July 1, 1998)

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

ARTICLE I       ESTABLISHMENT AND PURPOSE.................................... 1

         1.1      Purpose.................................................... 1


ARTICLE II      DEFINITIONS.................................................. 1

         2.1      Account.................................................... 1
         2.2      Agreement or Option Agreement.............................. 1
         2.3      Board of Directors or Board................................ 2
         2.4      Code or Internal Revenue Code.............................. 2
         2.5      Committee.................................................. 2
         2.6      Common Stock............................................... 2
         2.7      Company.................................................... 2
         2.8      Continuous Service......................................... 2
         2.9      Contribution Rate.......................................... 2
         2.10     Disability................................................. 2
         2.11     Eligible Employee.......................................... 3
         2.12     Exercise Date.............................................. 3
         2.13     Exchange Act............................................... 3
         2.14     Fair Market Value.......................................... 3
         2.15     Grant Date................................................. 3
         2.16     Option..................................................... 4
         2.17     Option Period.............................................. 4
         2.18     Option Price............................................... 4
         2.19     Participant................................................ 4
         2.20     Plan....................................................... 4
         2.21     Plan Year.................................................. 4
         2.22     Representative............................................. 4
         2.23     Retirement................................................. 4
         2.24     Securities Act............................................. 5
         2.25     Subsidiary................................................. 5
         2.26     Termination of Employment.................................. 5

Article III     ADMINISTRATION............................................... 5

         3.1      Committee Structure and Authority.......................... 5


ARTICLE IV      STOCK PROVISIONS............................................. 8

         4.1      Number of Shares Subject to the Plan....................... 8
         4.2      Release of Shares.......................................... 8
         4.3      Restrictions on Shares..................................... 8
         4.4      Stockholder Rights......................................... 9
         4.5      Stock Valuation............................................ 9
         4.6      Custodian.................................................. 9


ARTICLE V       ELIGIBILITY; OPTION PROVISIONS.............................. 10

         5.1      Eligibility............................................... 10
         5.2      Grant of Options.......................................... 10
         5.3      Option Period............................................. 10
         5.4      Option Price.............................................. 11
         5.5      Contribution Rate......................................... 11
         5.6      Purchase of Shares........................................ 12
         5.7      Cancellation of Options................................... 12
         5.8      Terminated Employees...................................... 12
         5.9      Deceased Employees........................................ 13
         5.10     Disabled or Retired Employees............................. 13
         5.11     Limitations............................................... 13
         5.12     Nonassignability.......................................... 13


ARTICLE VI      GENERAL PROVISIONS APPLICABLE
                   TO THE PLAN.............................................. 14

         6.1      Termination of Plan....................................... 14
         6.2      Investment Representation................................. 14
         6.3      Effect of Certain Changes................................. 13
         6.4      Withholding............................................... 18
         6.5      No Company Obligation..................................... 19
         6.6      Committee Discretion...................................... 19

ARTICLE VII     MISCELLANEOUS............................................... 19

         7.1      Indemnification of the Board and
                    Committee............................................... 19
         7.2      Mitigation of Excise Tax.................................. 20
         7.3      Interpretation............................................ 20
         7.4      Governing Law............................................. 20
         7.5      Limitations on Liability.................................. 20
         7.6      Validity.................................................. 20
         7.7      Assignment................................................ 21
         7.8      Captions.................................................. 21
         7.9      Amendments................................................ 21
         7.10     Entire Agreement.......................................... 21
         7.11     Rights with Respect to Continuance of
                    Employment.............................................. 21
         7.12     Options for Shares in Substitution for
                    Stock Options Granted by Other
                    Corporations............................................ 22
         7.13     Procedure for Adoption.................................... 22
         7.14     Procedure for Withdrawal.................................. 22
         7.15     Expenses.................................................. 22

                                  ANICOM, INC.

                                 1998 ASSOCIATE

                               STOCK PURCHASE PLAN

                        (Adopted effective July 1, 1998)


                                    ARTICLE I

                            ESTABLISHMENT AND PURPOSE

         1.1 Purpose. The Anicom, Inc. 1998 Associate Stock Purchase Plan (the "Plan") is hereby established effective July 1, 1998 by Anicom, Inc. The adoption of the Plan is expressly conditioned upon the Plan's approval by the security holders of Anicom, Inc. within twelve (12) months after the date the Plan is adopted. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating participants in the Plan to achieve long-term growth in stockholder equity in the Company. The Plan is intended as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and Options granted hereunder are intended to constitute options granted under such a plan, and the Plan document and all actions taken in connection with the Plan shall be constructed consistently with such intent.


                                   ARTICLE II

                                   DEFINITIONS

         The following sections of this Article II provide basic definitions of terms used throughout the Plan, and whenever used therein in the capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:

         2.1 "Account" shall mean the bookkeeping account established on behalf of a Participant to which shall be credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock pursuant to the Plan. The Company shall have custody of such Account.

         2.2 "Agreement" or "Option Agreement" means, individually or collectively, any enrollment and withholding agreement entered into pursuant to the Plan. An Agreement shall be the right of the Company to withhold from payroll amounts to be applied to purchase Common Stock.

         2.3 "Board of Directors" or "Board" means the Board of Directors of the Company.

         2.4 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and any subsequent Internal Revenue Code. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code sections shall be deemed to refer to comparable sections of any subsequent Internal Revenue Code.

         2.5 "Committee" means the person or persons appointed by the Board of Directors to administer the Plan, as further described in the Plan.

         2.6 "Common Stock" means the shares of the Common Stock of the Company, $.001 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described in Section 6.3.

         2.7 "Company" means Anicom, Inc. and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

         2.8 "Continuous Service" shall mean, subject to modification by the Committee, an Eligible Employee's number of full years and completed months of continuous employment with the Company or a Subsidiary from his last hiring date to his date of Termination of Employment for any reason. The Committee may provide rules from time to time regarding the calculation of Continuous Service and the method for crediting such service.

         2.9  "Contribution  Rate" means the rate  determined  under Section 5.5

         2.10 "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or a Subsidiary, or if the Participant is not covered by such plan, a mental or physical illness that renders a Participant permanently and totally incapable of performing his duties as an employee of the Company or a Subsidiary. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

         2.11 "Eligible Employee" means each employee of the Company or a Subsidiary (if the Subsidiary has adopted the Plan) on a Grant Date except that the Committee in its sole discretion may exclude:

      (a) any employee who has accrued less than a minimum period of Continuous Service established by the Committee (but not to exceed 2 years).

      (b) any employee whose customary employment is 20 hours or less per week;

      (c) any employee whose customary employment is for not more than 5 months in any calendar year;

      (d) any employee who would directly or indirectly own or hold (applying the rules of Section 424(d) of the Code to determine stock ownership) immediately following the grant of an Option hereunder an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary; and

      (e) any employee who is a highly compensated employee of the Company or Subsidiary within the meaning of Section 414(q) of the Code.

Any period of service described in the preceding sentence may be decreased in the discretion of the Committee.

     2.12 "Exercise Date" means such one or more dates determined by the Committee on which the accumulated value of the Account shall be applied to purchase Common Stock. The Committee may accelerate an Exercise Date in order to satisfy the employment period requirement of Section 423(a)(2).

     2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.14 "Fair Market Value" means the value determined on the basis of the good faith determination of the Committee pursuant to the applicable method described in Section 4.5 and as adjusted, averaged or otherwise modified by the Committee.

     2.15 "Grant Date" means the date or dates established by the Committee on which one or more Options are granted pursuant to the Plan. The Committee may determine for any Plan Year that there shall be no Grant Date, in which case no Options shall be granted for that Plan Year. The terms and conditions of any Option granted on a particular Grant Date shall be independent of and have no effect on the terms and conditions of any Option granted on another Grant Date.

     2.16 "Option" means the right to purchase Common Stock pursuant to the Plan and any Agreement.

     2.17 "Option Period" means the period beginning on the Grant Date and expiring on the Exercise Date as determined by the Committee, subject to the limitations of Section 5.3.

     2.18 "Option Price" means the price at which the Company's Common Stock granted as of a specific Grant Date may be purchased under an Option. The price shall be subject to the limitation set forth in Section 5.4.

     2.19 "Participant" means an Eligible Employee who satisfies the eligibility conditions of the Plan and to whom an Option has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant, then the term "Participant" shall mean such appointed Representative, or successor Representative(s) appointed, as the case may be, provided that "Termination of Employment" shall mean the Termination of Employment of the Participant.

     2.20 "Plan" means the Anicom, Inc. Stock Purchase Plan, as herein set forth and as may be amended from time to time.

     2.21 "Plan Year" means, for the first Plan Year, the period starting on July 1, 1998, and ending on December 31, 1998; and for all subsequent Plan Years, the twelve (12) consecutive month period starting on January 1 and ending on the following December 31. The Committee may at any time in its discretion designate another period as the Plan Year.

     2.22 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant's estate; or (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death. A Participant may file a written designation of his Representative with the Committee. Such designation of his Representative may be changed by the Participant at any time by written notice given in accordance with rules and procedures established by the Committee.

     2.23 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or a Subsidiary, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

     2.24 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto.

     2.25 "Subsidiary" means any company, as currently defined in Section 424(f) of the Code. Unless otherwise indicated the term "Company" shall hereinafter be deemed to include all Subsidiaries of the Company which have adopted the Plan.

     2.26 "Termination of Employment" means the latest date on which a person ceases, for whatever reason, to be an employee of the Company. For determining whether and when a Participant has incurred a Termination of Employment for cause, "cause" shall mean any act or omission which permits the Company to terminate the employment agreement or arrangement between the Participant and the Company for cause as defined in such agreement or arrangement, or in the event there is no such employment agreement or arrangement or the agreement or arrangement does not define the term "cause," then "cause" shall mean (a) any act or omission which the Company believes is of a criminal nature, and the result of which the Company believes is detrimental to the interests of the Company; (b) the material breach of a fiduciary duty owing to the Company, including without limitation, fraud and embezzlement; or (c) conduct or the omission of conduct on the part of the Participant which constitutes a material breach of any statutory or common-law duty of loyalty to the Company.


                                   ARTICLE III

                                 ADMINISTRATION

         3.1 Committee Structure and Authority. The Plan shall be administered by the Committee. The Committee shall be comprised of two or more disinterested members of the Board of Directors selected by the Board. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A person shall be considered disinterested for this purpose only if, at the time he exercises discretion in administering the Plan, he is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the President of the Company or to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. Subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to:

                           (a) determine from time to time whether a person is an Eligible Employee as of any Grant Date;

                           (b) determine the Option Price;

                           (c) determine the number of shares of Common Stock available as of any Grant Date or subject to each Option;

                           (d) determine any Grant Date, Exercise Date and Option Period, and provide for all aspects of payroll deduction, suspension or withdrawal;

                           (e) determine, subject to the Plan, the time or times and the manner when each Option shall be exercisable and the duration of the Option Period;

                           (f) provide for the acceleration of the right to exercise an Option (or portion thereof);

                           (g)  prescribe   additional  terms,   conditions  and
         restrictions in the Agreement and to provide for the forms of Agreement to be utilized in connection with this Plan;

                           (h) determine whether a Participant has incurred a Disability;

                           (i) determine what securities laws requirements are applicable to the Plan, Options, and the issuance of shares of Common Stock hereunder and request of a Participant that appropriate action be taken;

                           (j) cancel, with the consent of the holder or as otherwise provided in the Plan or an Agreement, outstanding Options;

                           (k) require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or Subsidiary to obtain a deduction and as may be otherwise required by law;

                           (l)   determine   whether  and  for  what  reason  an
         individual has incurred a Termination of Employment or an authorized leave of absence;

                           (m) treat all or any portion of any period during which a Participant is on an approved leave of absence as a period of employment for purposes of accrual of his rights under an Option;

                           (n) determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

                           (o) determine the restrictions or limitations on the transfer of Common Stock;

                           (p) determine whether an Option is to be adjusted, modified or purchased, or become fully exercisable, under Section 6.3 of the Plan or the terms of an Agreement;

                           (q)  adopt,   amend  and   rescind   such  rules  and
         regulations as, in its opinion, may be advisable in the administration of this Plan;

                           (r) appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties;

                           (s) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement relating to an Option, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan; and

                           (t) construe and interpret this Plan, any Agreement, and take all other actions, and make all other determinations and take all other actions deemed necessary or advisable for the administration of this Plan.

         In the absence of the appointment of a Committee, the two or more members of the Board who have served the longest period of time as members of the Board and who are disinterested persons within the meaning of Rule 16b-3 of the Exchange Act shall be the Committee. No member of the Committee, while serving as such, shall be eligible to receive any Option hereunder, although membership on the Committee shall not affect or impair any such member's rights under any Option granted to him at a time when he was not a member of the Committee. A member of the Committee shall not exercise any discretion respecting himself under the Plan.


                                   ARTICLE IV

                                STOCK PROVISIONS

         4.1 Number of Shares Subject to the Plan. The stock subject to the Options granted under this Plan shall be the Company's Common Stock. Unless otherwise amended by the Board and approved by the stockholders of the Company to the extent required by law, a maximum number of 200,000 shares of Common Stock of the Company (or such number as may result following any adjustment pursuant to Section 6.3) shall be reserved and available for Options granted under the Plan. The shares issued with respect to Options under the Plan may be authorized and unissued shares, or shares issued and reacquired by the Company.

         4.2  Release of Shares.  If any shares of Common  Stock  available  for subscription are unsubscribed, or if any Option granted hereunder shall be cancelled, forfeited, expire or terminate for any reason without having been exercised or realized in full, any shares of Common Stock subject to subscription or subject to such Option shall again be available and may thereafter be granted or otherwise applied under this Plan.

         4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (1) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (2) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any governmental body which the Committee, in its sole discretion, determines to be necessary or advisable, and
(3) the tendering to the Company of such documents and/or payments as the Committee may deem necessary, including documents the Committee deems necessary to satisfy any applicable withholding obligation in order for the Company or another entity to obtain a deduction on its federal, state or local tax return with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Company has no obligation to register shares of Common Stock issued pursuant to the Plan. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

         4.4  Stockholder Rights.   No  person  shall  have  any   rights  of  a
stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided in Section 6.3.

         4.5 Stock Valuation. If and when the value of Common Stock shall be required to be determined, it shall be determined in accordance with the following provisions by the Committee, as applicable:

                  (a) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market System ("NASDAQ/NMS"), the closing price of the Common Stock on the relevant date, as reported on the composite tape or by the NASDAQ/NMS, as the case may be;

                  (b) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ/NMS, but is traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding day for which such quotations are reported by NASDAQ/NMS; and

                  (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (i) or (ii), on the basis of the good faith determination of the Committee.

         4.6 Custodian. Shares of Common Stock purchased pursuant to the Plan may be delivered to and held in the custody of such investment or financial firm as shall be appointed by the Committee. The custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual Participants. By appropriate instructions to the custodian on forms to be provided for the purpose, a Participant may from time to time obtain (a) transfer into the Participant's own name or into the name of the Participant and another individual as joint tenants with the right of survivorship of all or part of the whole shares held by the custodian for the Participant's account and delivery of such shares to the Participant; (b) transfer of all or part of the whole shares held for the Participant's account by the custodian to a regular individual brokerage account in the Participant's own name or in the name of the Participant and another individual as joint tenants with the right of survivorship, either with the firm then acting as custodian or with another firm, or (c) sale of all or part of the whole shares held by the custodian for the Participant's account at the market price at the time the order is executed and remittance of the net proceeds of the sale to the Participant. Upon termination of participation in the Plan, and upon receipt of instructions from the Participant, the shares held by the custodian for the account of the Participant will be transferred and delivered to the Participant in accordance with (a) above, transferred to a brokerage account in accordance with (b), or sold in accordance with (c), above.


                                    ARTICLE V

                         ELIGIBILITY; OPTION PROVISIONS

         5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan as of any Grant Date shall be those persons (and only those persons) who are Eligible Employees of the Company (including a Subsidiary that has adopted the Plan) on a Grant Date.

         5.2 Grant of Options. The Committee shall have authority to grant Options under the Plan at any time or from time to time to all Eligible Employees as of a Grant Date. (To the extent an Option is granted to any Eligible Employee of an entity on a relevant date, all Eligible Employees of the entity shall be granted an Option to the extent required by law.) An Option shall entitle the Participant to receive shares of Common Stock at the conclusion of the Option Period, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, including without limitation, payment of the Option Price. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan and to such other terms and conditions as the Committee may deem appropriate. The grant and exercise of Options hereunder shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. As of any Grant Date, each Eligible Employee shall be granted Options with the same rights and privileges as any other Eligible Employee on that Grant Date, except the amount of the Common Stock which may be purchased by any Participant under any Option may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, (as determined by the Committee) of all Eligible Employees on that Grant Date, and the Option may establish a maximum amount of Common Stock which may be purchased.

         5.3 Option Period. Each Agreement shall specify the period for which the Option thereunder is granted, which shall be determined by the Committee. In no event shall the Option Period extend beyond the period permitted under
Section 423(b)(7) of the Code.

         5.4 Option Price. Subject to the limits stated herein, the Option Price per share at which shares of Common Stock may be acquired upon exercise of an Option shall be determined by the Committee. Unless otherwise specified by the Committee, with respect to any Exercise Date, the Option Price shall not be less than the lesser of eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Grant Date and eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Exercise Date. The Committee reserves the right to increase the Option Price by the value of any accretion to the amounts credited to an Account if the Participant is credited with such accretion regardless of the method of accounting for such accretion.

         5.5 Contribution Rate. If an Eligible Employee elects to participate, the Participant shall file an Agreement with the Committee within the time period designated by the Committee. The Committee may provide that the Agreement shall specify either a percentage of the Participant's compensation (as defined by the Committee) or a dollar amount determined by the Participant to be deducted each pay period, or the Committee may permit only a specified percentage or a specified amount. Such amount shall be credited to the Account and shall be the Participant's Contribution Rate. Such deductions shall begin as of the first regularly scheduled payroll date on or after the later of the Grant Date and the date specified by the Committee. The Committee may establish minimum and maximum percentages or amounts to be contributed and a date by when such Agreement must be filed with the Committee. Notwithstanding the foregoing, in no event may more than $8,000 be deducted from the Participant's compensation (as defined by the Committee) for each Option Period and the maximum number of shares which can be purchased by a Participant during the Option Period shall not exceed such amount divided by eighty-five percent of the Fair Market Value of a share of Common Stock on the applicable grant date (as determined under Section 5.4). Such contributions will be held in the general funds of the Company, and no interest shall accrue on any amounts held under this Plan, unless expressly determined by the Committee. If payroll deductions are made by a Subsidiary, that corporation will promptly remit the amount of the deduction to the Company. A Participant's Contribution Rate, once established, shall remain in effect during the Option Period unless and until contributions are suspended or fully discontinued in order to comply with Section 401(k) of the Code or for such other reasons as the Committee in its sole discretion may determine, or if the Participant shall request suspension or discontinuance. If a Participant requests to suspend payroll deductions the Participant may do so at such times and in such manner as the Committee may permit, and previously deducted amounts shall be retained until the earlier of the Exercise Date and the date the Participant totally discontinues payroll deductions and requests a distribution of the Account. A Participant who has suspended contributions may recommence payroll deductions at such time, if at all, as determined by the Committee. If a Participant requests to totally discontinue payroll deductions, the Participant may do so by providing written notice to the Committee. There shall be paid to the Participant the value of the Participant's Account as soon as administratively possible and the Participant shall not receive any shares as of the Exercise Date.

         5.6 Purchase of Shares.  Subject to Sections  5.7,  5.8,  5.9, 5.10 and
5.11 on each Exercise Date, a Participant who has previously executed an Agreement with respect to a specific Grant Date and made one or more payments described in Section 5.5 shall be deemed to have exercised the Option to the extent of the value of the Account, subject to the $8,000 limit set forth in
Section 5.5 with respect to the Option being exercised, and shall be deemed to have purchased such number of full shares of Common Stock as equals the value of the Account, subject to the limits of Sections 423(b)(3) and 423(b)(8) of the Code and the number of shares available as of the Exercise Date and proportionably allocable to other Participants for that Grant Date. The number of shares of Common Stock to be purchased as of any Exercise Date shall be determined by dividing the Option Price per share of the Common Stock into the Account value and the value of the shares so purchased shall be charged to the Account. Any value remaining in an Account of the Participant shall be returned to the Participant and not applied to purchase Common Stock. Certificates of Common Stock purchased hereunder may be held by the custodian as provided in
Section 4.6. Any Common Stock issued to the Participant who is subject to reporting under Section 16 of the Exchange Act must be held for six (6) months to the extent required by law to avoid liability under the Exchange Act. The Committee may amend the Plan or any Agreement or provide in operation for Participants to dispose of shares of Common Stock received upon the Exercise Date on or immediately thereafter (which time may include any period during which the Option is held) to the extent such change would not result in liability under Section 16 of the Exchange Act. If the total number of shares to be purchased as of any Exercise Date by all Participants exceeds the number of shares authorized under this Plan or made available by the Committee as to any Exercise Date, a pro rata allocation of the available shares will be made among all Participants authorizing such payroll deductions based on the amount of their respective payroll deductions through the Exercise Date.

         5.7 Cancellation of Options. Except as otherwise provided in an Agreement, an Option shall cease to be exercisable and shall be cancelled on or after the expiration of the Option Period.

         5.8 Terminated Employees. Except as otherwise provided by the Committee or in an Agreement, any Participant who incurs a Termination of Employment for any reason, except death, Disability or Retirement, during the Option Period shall cease to be a Participant, the Option shall be null and void on the date of the Termination of Employment without notice to the Participant and the balance of the Account of the Participant shall be distributed to him as soon as administratively possible.

         5.9 Deceased Employees. If a Participant shall die during an Option Period while an Eligible Employee, no further contributions by deduction from regularly scheduled payments on behalf of the deceased Participant shall be made, except that the Representative may make a single sum payment with respect to the Option at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Representative may at any time prior to the Exercise Date request a distribution of the Account. If the Representative does not request a distribution, the balance accumulated in the deceased Participant's Account shall be used to purchase shares of the Common Stock on the previously mentioned Exercise Date.

         5.10 Disabled or Retired Employees. If a Participant incurs a Termination of Employment due to Disability, or if a Participant incurs a Termination of Employment due to Retirement, during an Option Period, no further contributions by deduction from regularly scheduled payments on behalf of the disabled or retired Participant shall be made, except that the Participant may make a single sum payment with respect to the Option at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Participant may at any time prior to the Exercise Date request a distribution of the Account. If the Participant does not request a distribution of the Account, the balance accumulated in the disabled or retired Participant's Account shall be used to purchase shares of the Common Stock on the previously mentioned Exercise Date.

         5.11 Limitations. Notwithstanding any other provision of this Plan, in no event may a Participant (i) purchase under the Plan during a calendar year Common Stock having a fair market value (determined at Grant Date) of more than $25,000 or (ii) receive any rights to purchase stock hereunder if he or she beneficially owns, immediately after such receipt, five percent (5%) or more of the total voting power or value of all classes of stock of the Company.

         5.12 Nonassignability. Neither the Option nor the Account shall be assigned, transferred (except as herein provided), pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution or pursuant to a domestic relations order which would be a qualified domestic relations order as defined in the Code or ERISA (if the Plan were described in the relevant Sections) but only to the extent consistent with Section 423 of the Code. Except as provided herein, the Option is exercisable during a Participant's lifetime only by the Participant or the appointed guardian or legal representative of the Participant, and neither the Option nor the Account shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option or the Account shall be null and void and without effect. The Company shall have the right to terminate the Option or the Account in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option or the Account, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Company may have under an Agreement or otherwise.


                                   ARTICLE VI

                    GENERAL PROVISIONS APPLICABLE TO THE PLAN

         6.1 Termination of Plan. To the extent required by law, this Plan shall terminate on the last day of the ten (10) year period commencing with the effective date or at such earlier time as the Board may determine, and no Options shall be granted under the Plan after that date. Any Options outstanding under the Plan at the time of its termination shall remain in effect until they shall have been exercised, expired or otherwise cancelled, settled or terminated as provided herein or in an Agreement, and such outstanding Options shall not be affected by such termination of the Plan. The provisions of the Plan in respect to the full and final authority of the Committee under the Plan, other than the authority to grant Options, and in respect of a Participant's obligations respecting shares of Common Stock received pursuant to the exercise of an Option shall continue notwithstanding the termination of the Plan.

         6.2 Investment Representation. In the event the disposition of Common Stock acquired upon the exercise of any Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, the Common Stock so acquired shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and each Agreement shall contain a requirement that, upon demand by the Company for such representation, the individual exercising an Option shall state in writing, as a condition precedent to each exercise of the Option, in whole or in part, that the Common Stock acquired by such exercise is acquired for investment purposes only and not for resale or with a view to distribution. The Committee may set forth in an Agreement such other terms and conditions relating to the registration or qualification of the Common Stock under federal or state securities laws as it desires, including, in its discretion, the imposition of an obligation on the Company to cause the Common Stock issued to a Participant to be registered under the Securities Act.

         6.3      Effect of Certain Changes.

                  (a) Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (as measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

                  (b) Change in Control. If there is a Change in Control of the Company (as defined herein) or the Committee reasonably anticipates a Change in Control is likely to occur then (1) the Committee may cause each Option to be immediately exercisable; (2) the Committee may provide that any Option exercisable on the date of any such Change in Control may be purchased by the Company in an amount equal to the excess, if any, of the aggregate fair market value per share of Common Stock subject to the Option (or portion thereof) over the aggregate Option Price of the shares subject to the Option (or portion thereof) which the Committee determines to purchase; or (3) the Company may provide for any combination of (1) and (2) above. For purposes of this
         Section 6.3(b), the aggregate fair market value per share of Common Stock subject to the Option that the Committee determines to purchase shall be determined by the Committee by reference to the cash or fair market value, determined by the Committee, of the securities, property or other consideration receivable pursuant to the Change in Control described in this Section 6.3(b). The aggregate Option Price of the Common Stock shall be determined by multiplying the number of such shares by the Option Price. If the event of a Change in Control described in Section 6(c)(iii), and if the Option is unexercised and the Committee does not exercise its discretion hereunder to purchase the Option, then the Option shall be regarded as the right to receive the securities, property, cash or other consideration receivable by shareholders of the Company immediately prior to the Change in Control described in Section 6(c)(iii). The provisions of this Section 6.3(b) shall be construed consistently with the terms or conditions of any regulation or ruling respecting the status of Options under Section 423 of the Code and the receipt of cash or other consideration coincident with the cancellation of such Options, and in order to provide the Participant the economic benefit of the Option without incurring liability under Section 16(b) of the Exchange Act.

                  (c) "Change in Control" shall be deemed to have occurred on the first to occur of any of the following events:

                      (i) The acquisition by any  individual,  entity  or  group
                  (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent 25% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control of the Company: (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses
                  (A), (B) and (C) of subsection (iii) of this Section are satisfied; or

                     (ii) Individuals who, as of the effective date of this Plan, constitute the Board of Directors of the Company (the "Incumbent Board of the Company") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board of the Company shall be considered as though such individual were a member of the Incumbent Board of the Company, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as contemplated by Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

                    (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than seventy-five percent (75%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty-five percent (25%) or more of the
                  Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board of the Company at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                           (iv) Approval by the  shareholders  of the Company of
                  the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than seventy-five percent (75%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person

                  (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and
                  (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board of the Company at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

                  (d) The Committee may, in its discretion, grant to the Participant, in exchange for the surrender and cancellation of the Option, a new Option on such terms and conditions as may be determined by the Committee in accordance with the Plan.

         6.4 Withholding. Notwithstanding any other provision hereof, as a condition of delivery or transfer of shares of Common Stock, the Committee in its sole discretion may require the Participant to pay to the Company, or the Committee may at its election withhold from any wages, salary, or stock to be issued to a Participant pursuant to the exercise of an Option, or other payment due to the Participant, an amount sufficient to satisfy all present or estimated future federal, state and local withholding tax requirements related thereto. A Participant or former Participant shall notify the Company immediately of such disposition in writing and make all necessary arrangements in order for the Company or a Subsidiary to obtain any and all deductions, as determined by the Committee. The Participant may satisfy any requirement under the Plan or an Agreement with respect to the Company's federal, state or local tax withholding obligation by requesting that the Committee withhold and not transfer or issue shares of Common Stock with a Fair Market Value equal to such withholding obligation, otherwise issuable or transferable to him pursuant to the exercise of that portion of the Option. An Agreement may provide for shares of Common Stock to be delivered or withheld having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any right or election of the Participant under this Section 6.4 shall be subject to the approval of the Committee and shall be in compliance with Section 16 of the Exchange Act. The amount of required withholding shall, at the election of the Participant, be at a specified rate not less than the statutory minimum federal and state withholding rate and not greater than the maximum federal, state and local marginal tax rate applicable to the Participant and to the particular option exercise transaction.

         6.5 No Company Obligation. The Company shall have no duty or obligation to affirmatively disclose to a record or beneficial holder of an Option, and such holder shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with the exercise of an Option.

         6.6 Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Option (including the repurchase of any unexercised Options which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article VI shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine.


                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1 Indemnification of the Board and Committee. In addition to such other rights of indemnification as they may have and to the extent permitted by law, the Company shall indemnify, defend and hold harmless the Board, the Committee, the members of the Committee, the officers of the Company, and any agent or representative selected by the Board or Committee (collectively "indemnified party") against the reasonable expenses, including, without limitation, attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or any threat thereof, or in connection with any appeal therein, to which they or any of them may be a party by reason of any act or omission in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such indemnified party is liable for gross negligence or gross misconduct in the performance of his duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding the indemnified party may in writing elect to defend the same at its sole expense, and if such election is made, the Company shall have no further liability or obligations to the indemnified party under this Section. The provisions of this
Section 7.1 shall in no way limit any other obligation or arrangements the Company may have with regard to indemnifying an indemnified party.

         7.2 Mitigation of Excise Tax. If any payment or right accruing to a Participant under this Plan (without the application of this Section 7.2), either alone or together with other payments or rights accruing to the Participant from the Company ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 7.2 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.

         7.3 Interpretation. Whenever necessary or appropriate in this Plan and where the context so requires, the singular term and the related pronouns shall include the plural and the masculine and feminine gender.

         7.4 Governing Law. The Plan and any Agreement shall be governed by the laws of the State of Delaware (other than its laws respecting choice of law).

         7.5 Limitations on Liability. No liability whatever shall attach to or be incurred by any past, present or future stockholders, officers or directors, merely as such, of the Company under or by reason of any of the terms, conditions or agreements contained in this Plan, in an Agreement or implied from either thereof, and any and all liabilities of, and any and all rights and claims against the Company, or any shareholder, officer or director, merely as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan or to an Agreement, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits provided by the Company under this Plan. A person who shall claim a right or benefit under this Plan shall be entitled only to claim against the Company for such benefit.

         7.6 Validity. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

         7.7 Assignment. This Plan shall inure to the benefit of and be binding upon the parties hereof and their respective successors and permitted assigns.

         7.8 Captions. The captions and headings to this Plan are for convenience of reference only and in no way define, limit or describe the scope or the intent of this Plan or any part hereof, nor in any way affect this Plan or any part hereof.

         7.9 Amendments. The Board of Directors may at any time amend, waive, discharge or terminate the Plan even with prejudice to a Participant. The Board or the Committee may amend, waive, discharge, terminate, modify, extend, replace or renew an outstanding Option Agreement even with prejudice to a Participant; provided such a change does not cause the Plan to fail to be a plan as described in Section 423 of the Code.

         7.10 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

         7.11  Rights  with  Respect  to  Continuance  of  Employment.   Nothing
contained herein or in an Agreement shall be deemed to alter the at-will employment relationship between the Company or a Subsidiary and a Participant. Nothing contained herein or in an Agreement shall be construed to constitute a contract of employment between the Company or a Subsidiary and a Participant. The Company or, as applicable, the Subsidiary and the Participant each continue to have the right to terminate the employment relationship at any time for any reason. The company or Subsidiary shall have no obligation to retain the Participant in its employ as a result of this Plan. There shall be no inference as to the length of employment hereby, and the Company or Subsidiary reserves the same rights to terminate the Participant's employment as existed prior to the individual becoming a Participant in this Plan.

         7.12 Options for Shares in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options or stock appreciation rights held by employees, directors or service providers of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted.



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





         7.13 Procedure for Adoption. Any Subsidiary of the Company may by resolution of such Subsidiary's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution. The Board shall have the power to make such designation before or after the Plan is approved by stockholders.

         7.14 Procedure for Withdrawal. Any Subsidiary which has adopted the Plan may, by resolution of the board of directors of such Subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan; provided such termination of adoption does not cause the Plan to fail to be a plan described in Section 423 of the Code.

         7.15 Expenses. Expenses of the Plan, including the fees or expenses incurred by the transfer agent in connection with the transfer of Common Stock and brokerage fees or expenses incurred in connection with the acquisition of Common Stock in connection with the Plan or transfer to the Participant, shall be charged to the Accounts of affected Participants or charged to the accretion to the amounts credited to any Account if the Participant is credited with such accretion regardless of the method of accounting for such accretion, except to the extent paid by the Company or otherwise accounted for by the Company. Any expense or fee associated with the Common Stock, including, for example, custodian or brokerage fees after the Common Stock is transferred to the Participant or for his account, or fees or commissions in connection with the disposition of shares, shall be borne by the Participant.

         Executed and effective as of the _____ day of ____________, 1998.



                                  ANICOM, INC.


                                  By:    _____________________________

                                  Title: _____________________________










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